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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2018 (UNAUDITED)

Table of Contents

The Alger Funds II

Shareholders’ Letter	1
Fund Highlights	13
Portfolio Summary	21
Schedules of Investments	22
Statements of Assets and Liabilities	50
Statements of Operations	54
Statements of Changes in Net Assets	58
Financial Highlights	62
Notes to Financial Statements	79
Additional Information	106

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Shareholders’ Letter April 30, 2018

Dear Shareholders,

Corporations Generate Stellar Earnings but Emotions Spark Volatility
After a nearly one-and-a-half-year period during which the S&P 500 Index didn’t experience a single monthly decline, concerns about potential inflation caused the index to tumble
11.84% in late January and early February. We believe investors may have subsequently determined that the decline was excessive when considering the strength of corporate fundamentals and the potential for additional economic growth. The market selloff was therefore short-lived. The combination of strong performance leading up to the January peak and the 4.56% market gain after the market pullback resulted in the S&P 500 Index advancing 3.82% during the six-month reporting period ended April 30, 2018.

Not surprisingly, the market decline, which lasted less than two weeks, prompted pundits to renew their predictions that the ongoing bull market was ending. As evidenced by the positive performance of equities during the reporting period, the renewed predictions were a continuation of pundits being consistently wrong since the end of the Great Recession with negative views, driven by what we believe has been market noise. In this letter, we urge investors to focus on the strength of corporate fundamentals and economic growth. These factors, we believe, can potentially support equity gains in the foreseeable future. We explain why equities still carry potential for generating attractive returns despite concerns that we believe are misguided about the length of the current bull market, potential for inflation, and fears that President Donald Trump’s proposed tariffs could hinder global trade.

Market Overview
News that wages were 2.9% higher in January of 2018 than in January of 2017 strengthened fears of inflation and ushered in market volatility. Some investors may also have believed that market gains, equity valuations, and optimism were excessive relative to corporate fundamentals and the potential benefits of lower taxes resulting from tax reform. Despite those concerns, anticipation of strong first-quarter earnings helped reverse the decline. The recovery in equity prices was further supported by corporations eventually reporting strong earnings growth. Non-U.S. equities followed a similar pattern with the MSCI Emerging
Markets Index gaining 4.94% and the MSCI ACWI ex USA Index advancing 3.73% for the six-month reporting period.

As growth equity investors, we are encouraged by the continuation of the multiyear outperformance of growth stocks. The Russell 1000 Growth Index led with a 5.68% return compared to 1.94% of its value-oriented counterpart during the six-month reporting period.
Growth outperformance also occurred with mid- and small-cap stocks. At the same time, rising interest rates caused investors to continue dumping bond-like equities in favor of growth equities, as illustrated by the Consumer Discretionary and Information Technology
sectors’ outperformance of the overall S&P 500 Index. Sectors such as Real Estate, Utilities, and Consumer Staples that generally consist of companies that offer higher dividend yields but less potential for earnings growth lagged with negative returns. At Alger, we have previously written about the potential for investors to rapidly flee bond-like equities in favor of growth stocks, so this development was no surprise to our firm.

The Importance of Earnings Growth and Innovation
At Alger, our in-depth research has led us to believe that corporate fundamentals are healthy with businesses having strong potential for growing their earnings. Our research also points to the economy being stronger than commonly believed and therefore highly supportive of earnings growth. We have also maintained that earnings growth resulting from lower corporate taxes could be stronger than commonly believed. While some observers have focused on how tax reform has directly boosted earnings by cutting corporate expenses in the form of taxes, we have also assessed the potential for businesses to use their tax savings to increase their investments in growth initiatives. Tax reform is also supporting business spending by allowing full expensing of capital expenditures. Banks’ increased willingness to provide financing to corporations is an additional tailwind for business spending. This increased spending, in turn, is providing opportunities for certain corporations to improve their earnings by offering products and services that can help businesses grow and increase productivity.

Our belief that corporate earnings would be stronger than expected was validated by first-
quarter results. As of the end of the six-month reporting period, 81% of S&P 500 companies had reported first-quarter numbers. Of those, 78% reported positive earnings-per-share
(EPS) surprises and 77% reported positive sales surprises. At that pace, the percentage of positive EPS surprises would be the highest since FactSet Research started tracking earnings in the third quarter of 2008. Among companies that had reported, earnings grew 24.2%
compared to earlier estimates of 17.1%.

We believe that earnings growth drives long-term equity performance. On one hand, companies with strong earnings can reward investors with stock buybacks and dividends.
Companies can also use profits to develop new and disruptive products and services that can capture market share. Perhaps most importantly, earnings also support valuations.

Keeping the Economy in Perspective
Economists and investors frequently focus on monetary policy to gain insight into economic cycles. Optimism often grows as the Federal Reserve cuts the fed funds rate and pessimism spikes when the central bank begins tightening monetary policy. We agree that it is important to understand the relationship of monetary tightening, the economy, and equity performance, but in our view, Fed policy appears to be a long way from sparking a recession or a bear market. Indeed, bull markets have traditionally persisted during fed rate increases and recessions typically haven’t occurred until the real fed funds rate, which is the nominal fed funds rate minus inflation, hits 2% or higher. With the real fed funds rate currently at about 0% and the Federal Reserve expected to raise rates approximately 75 basis points a year, we maintain that monetary policy is unlikely to kill the economic recovery or stifle the equity market in the foreseeable future.1

We believe that bonds are a different matter. During periods of fed funds rate increases, the 10-year Treasury bond has generated an average annual return of -2.7% compared to the average annual return of 6.2% of the S&P 500 Index.2 We also believe that valuations imply that earnings multiples may not suffer as rates rise, with the S&P 500 Index having an EPS yield on April 30 that was approximately 328 bps higher than the yield of the 10-
year Treasury bond. While bonds are susceptible to monetary tightening, we believe the economy is strong and can absorb the impact of fed rate increases.3

Outlook
In past years, economic growth has been driven primarily by consumer spending, but business spending, which is growing at a faster rate than the nation’s gross domestic product, is now playing a more significant role. In our view, business spending is likely to increase in the coming months and provide additional support to the U.S. economy while helping corporations boost productivity and earnings. Other indicators, such as the Conference
Board’s Leading Economic Index (LEI), are encouraging. The LEI typically leads S&P 500
Index earnings by 6 to 18 months, so its record high reading of 109.4 in April suggests that the bull market still has a long runway.

We acknowledge that over the long term, monetary tightening, rising labor costs, and tariffs leading to a potential trade war could be a headwind for equities. We think the best way to address those risks is to invest in highly innovative companies that can disrupt their industries by creating new products and services. During the global financial crisis, for example, U.S. e-commerce and internet advertising spending grew 33% while total U.S.
retail sales increased only 1%. At the same time, we are experiencing unprecedented levels of innovation, with artificial intelligence, cloud computing, internet connectivity, genome sequencing, and novel drug developments allowing leading companies to disrupt their respective industries with new products and business models.

In closing, we urge investors to focus on corporate fundamentals rather than react hastily to what we believe are short-sighted views of market pundits. As an active, research-driven investor, we intend to continue seeking out innovative companies that can grow their earnings and revenues.

Portfolio Matters
Alger Spectra Fund
The Alger Spectra Fund returned 6.47% for the fiscal six-month period ended April 30,
2018, compared to the 5.66% return of the Russell 3000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and
Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 101.66%. The
Fund had a 2.91% allocation to short positions and a 1.25% allocation to cash.

Contributors to Performance
The Consumer Discretionary and Health Care sectors provided the greatest contributions to relative performance. Long positions also supported relative performance. Amazon.com,
Inc.; Microsoft Corp.; Visa, Inc., Cl. A; UnitedHealth Group Inc.; and Netflix, Inc. were top contributors to performance.

Amazon is well known as a leading U.S. online retailer. Its shares contributed to performance as Amazon has enjoyed strong high unit volume growth, in large part driven by the company continuing to take market share from traditional brick and mortar retailers. Its leadership in the sizable and expanding web hosting industry also supported the performance of Amazon shares.

Short position Symantec Corp. also contributed to performance. The company provides security products and solutions to protect businesses and individuals from advanced threats,

malware, and other cyberattacks. We believe the company faces competitive threats from cloud solutions that present businesses with better productivity and value propositions than
“on premises” offerings like Symantec’s. We believe the price of Symantec shares declined in response to concerns over the company’s competitive disadvantage relative to cloud vendors. This problem has become increasingly clear in the form of Symantec’s weakening business fundamentals. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Symantec shares declined, the portfolio’s cost of purchasing the stock declined, thereby supporting portfolio performance.

Detractors from Performance
The Industrials and Consumer Staples sectors were among sectors that detracted from results. Short positions also detracted from results. Regarding individual long positions,
Broadcom, Inc.; Facebook, Inc., Cl. A; Newell Brands, Inc.; Equinix, Inc.; and Applied
Materials, Inc. were the top detractors from performance.

Facebook operates the world’s largest social network. Facebook continues to take advertising market share from print, radio, and television media because the social network offers brands a robust return on digital advertising spending. Investors have been excited by the growth of both Instagram, which is Facebook’s video and picture sharing platform, and
WhatsApp, which is the company’s texting and voice over internet protocol service. Shares of the company underperformed when some measures of Facebook consumer engagement deteriorated, which suggested user fatigue may be occurring. Facebook also endured a public relations crisis as management tried to contain media and customer fallout about a data breach that led to reservations about the company’s privacy safeguards.

Short position CyberArk Software Ltd. also detracted from results. The company develops, markets, and sells software-based security products for enterprises. It offers a shared technology platform, account security, and technology for managing sensitive information.
We believe the company’s fundamentals are being challenged by intensifying competition resulting from the industry transitioning to cloud-based business models. A reorganization of the company’s sales team is also challenging CyberArk’s fundamentals. Shares of
CyberArk, however, performed strongly in response to the company experiencing growth in demand for password protection, malware attack prevention, and continuous monitoring services. As the share price increased, the short position detracted from performance.

Alger Responsible Investing Fund
The Alger Responsible Investing Fund returned 3.36% for the fiscal six-month period ended April 30, 2018, compared to the 5.68% return of the Russell 1000 Growth Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and
Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Consumer Discretionary and Materials
sectors provided the largest contributions to relative performance.

Among individual positions, Amazon.com, Inc.; Microsoft Corp.; Visa, Inc., Cl. A; Cisco
Systems, Inc.; and Salesforce.com, Inc. were among the top contributors to performance.
Shares of Amazon outperformed in response to developments described in the Alger
Spectra Fund discussion.

Detractors from Performance
The Industrials and Health Care sectors were among the sectors that detracted from results.
Regarding individual positions, Newell Brands, Inc.; Facebook, Inc., Cl. A; Bristol-Myers
Squibb Co.; The Procter & Gamble Co.; and Broadcom, Inc. were among the top detractors from results. Shares of Facebook underperformed in response to developments described in the Alger Spectra Fund discussion.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned 1.34% for the fiscal six-month period ended April 30, 2018, compared to the 3.82% return of the Fund’s benchmark, the S&P
500 Index.

The long/short equity Fund seeks long-term capital appreciation, downside protection, and lower volatility by primarily investing in long and short exposures in U.S. equities. The Fund seeks to generate market-like equity returns over a full U.S. market cycle. During shorter-
term periods, the Fund may underperform when U.S. equity markets generate strong gains, perform in line or modestly outperform when markets are flat, and should outperform when markets decline.

During the reporting period, the average allocation to long positions was 92.93% and the average allocation to short positions was 28.44%. The Fund’s cash allocation was 35.51%.
Based on the combined allocations of long and short positions, Information Technology and Health Care were the largest sector weightings for the reporting period. The Industrials sector was the only sector overweighting while Financials was the largest underweighting.

Contributors to Performance
The Industrials and Consumer Discretionary sectors provided the largest contributions to relative performance. Long positions, in aggregate, outperformed the Fund’s benchmark and contributed to both absolute and relative performance. Among long positions, Insulet
Corp.; Chegg, Inc.; Amazon.com, Inc.; XPO Logistics, Inc.; and Canada Goose Holdings,
Inc. provided the largest contributions to performance. Shares of Amazon outperformed in response to developments described in the Alger Spectra Fund discussion.

Short exposure on Sears Holdings Corp. also contributed to performance. Sears Holdings operates Sears and Kmart stores. Its stock underperformed sharply in response to the company experiencing an acceleration of declining same-store-sales and a continuation in gross margin compression, which is a particularly worrisome combination for a retailer.
Even though the company has shuttered hundreds of struggling stores, it reported poor results. After underinvesting in its stores for many years, it is in a weak position to compete for consumers amid rising competition from e-commerce. As the price of Sears stock declined, the short exposure increased in value and supported portfolio performance.

Detractors from Performance
The Health Care and Financials sectors were among the sectors that detracted from results. In addition, short positions also detracted from results. Regarding individual long positions, ACADIA Pharmaceuticals, Inc.; Trade Desk, Inc., Cl. A; WageWorks, Inc.;
Puma Biotechnology, Inc., and Portola Pharmaceuticals, Inc. were the top detractors from performance. WageWorks is the leading provider and administrator of consumer-directed, tax-advantaged benefit accounts that employers provide to employees. It offers its services through its software-as-a-service (SaaS) platform. These accounts include health and dependent care, commuter benefits, and other employee programs such as COBRA. Its stock performance weakened in March after the company filed for an SEC extension for releasing fourth-quarter results. In filing the extension, WageWorks said its auditor had not yet completed the audit of its financial statements due primarily to issues such as “managing change and assessing risk in the areas of non-routine complex transactions.” WageWorks has announced that it is working diligently to file its results as soon as possible.

Short exposure on Snap, Inc., Cl. A also detracted from performance. Snap provides a smartphone app called Snapchat that allows users to send and receive photos, texts and videos. We believe the company has been facing challenges due to competition, questionable return on investment for advertisers and the fickle nature of its young audience. Snap, however, said fourth-quarter advertising revenues were better than expected and it posted a smaller-than-expected loss in adjusted EBITDA, which caused shares of the company to advance.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned 1.39% for the fiscal six-month period ended
April 30, 2018, compared to the 4.93% return of its benchmark, the MSCI Emerging
Markets Index.

Contributors to Performance
During the reporting period, the largest portfolio sector weightings were Information
Technology and Financials. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Telecommunication Services. The Consumer
Discretionary and Health Care sectors provided the largest contributions to relative performance. Stock selection resulted in Chile, Indonesia, and the United Arab Emirates providing the largest contributions to relative performance. The Fund’s small allocation to
Hong Kong was also beneficial.

Tencent Holdings Ltd.; China Petroleum & Chemical Corp., Cl. H; Titan Industries Ltd.;
GeoPark Ltd.; and Sunny Friend Environmental Technology Co., Ltd. provided the greatest contributions to performance. Tencent operates the largest Chinese online ecosystem with over 980 million WeChat monthly active users. The users represent over one third of the total time that individuals in mainland China spend online with mobile devices. Performance of Tencent shares benefited late in 2017 from the company reporting that third-quarter revenues increased 61.5% year over year and that gross margins were 48.6%. Tencent’s self-developed mobile game “Honor of Kings” helped drive a 48% year-over-year increase in online gambling, and online advertising contributed 17% to total revenue, having grown
48% year over year. Tencent has been gradually increasing advertising in WeChat.

Detractors from Performance
The Information Technology and Consumer Staples sectors were among the sectors that detracted from results. From a country perspective, stock selection resulted in South Africa,
Russia, South Korea, and Taiwan being among countries that were the largest detractors from performance.

Regarding individual holdings, Taiwan Semiconductor Manufacturing Co., Ltd.; Vakrangee
Ltd.; Silergy Corp.; Samsung Electronics Co., Ltd.; and X5 Retail Group N.V. were the top detractors from results. Vakrangee owns or franchises more than 50,000 retail outlets that are viewed as last mile retail touchpoints across India’s far flung land mass, offering a wide range of products and services. The company’s share price collapsed on the last day of
January following an article in the tabloid section of a Mumbai newspaper claiming that
Vakrangee was investigated by the Securities Exchange Board of India (SEBI) for alleged share price and trading volume manipulation in 2016 and 2017. Vakrangee’s share price declined even though the article reported that SEBI had closed the investigation without finding any wrongdoing. Vakrangee’s senior management was in the U.S. visiting with investors and insisted that the newspaper article was incorrect: SEBI had not contacted the company. Vakrangee has a top corporate governance score from MSCI ESG Research and has gone through extensive vetting with Amazon.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________
1 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Party Without the Punch? Fred Alger Management,
Spring 2018.
2 Ibid.
3 Ibid.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period.

Risk Disclosures
Alger Spectra Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’
earnings and may be more sensitive to market, political, and economic developments. The market price of a security may increase after the Fund borrows the security and sells it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price.
The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Responsible Investing Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund’s environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote positive environmental, social and/or governance policies may not perform as well as companies that do not pursue such goals. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Dynamic Opportunities Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. The Fund’s large cash position may underperform relative to both equity and fixed-income securities. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Issuers of convertible securities may not be as strong financially as other companies, and may be more vulnerable to changes in the economy. The price of an option selected as a hedge may not correlate precisely with movements of the Fund’s portfolio securities. The Fund may lose money and be forced to liquidate portfolio securities to meet settlement obligations on option positions. The market price of a security may increase after the Fund borrows the security and sells it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. The
Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Emerging Markets Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Conference Board’s Leading Economic Index: An index based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA: An unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• FactSet Research Systems: A firm that provides data and research for invest-
ment managers, hedge funds investment bankers and other financial profes-
sionals.

FUND PERFORMANCE AS OF 3/31/18 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	14.93%	13.70%	11.69%
Alger Spectra Class C (Inception 9/24/08)*	19.48%	14.08%	11.49%
Alger Spectra Class I (Inception 9/24/08)†	21.47%	14.97%	12.39%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z (Inception 12/29/10)	21.78%	15.30%	14.27%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
Alger Responsible Investing Fund Class A shares performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19,
2006, represents the performance of the Alger Socially Responsible Growth Institutional
Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of
January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of
December 30, 2016 the Alger Green Fund became the Alger Responsible Investing Fund.

FUND PERFORMANCE AS OF 3/31/18 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Responsible Investing Class A (Inception 12/4/00)	11.96%	10.53%	6.69%	3.01%
Alger Responsible Investing Class C (Inception 9/24/08)*	16.21%	10.86%	n/a	8.43%
Alger Responsible Investing Class I (Inception 9/24/08)†	18.09%	11.74%	n/a	9.27%
Alger Responsible Investing Class Z (Inception 10/14/16)	18.67%	n/a	n/a	21.56%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	6.87%	5.81%	n/a	5.68%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	10.98%	6.13%	n/a	5.55%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	13.21%	7.26%	n/a	6.35%

Alger Emerging Markets Class A (Inception 12/29/10)	18.25%	4.40%	n/a	1.90%
Alger Emerging Markets Class C (Inception 12/29/10)	22.87%	4.74%	n/a	1.83%
Alger Emerging Markets Class I (Inception 12/29/10)	24.89%	5.53%	n/a	2.58%
Alger Emerging Markets Class Y (Inception 5/9/16)	25.45%	n/a	n/a	23.93%
Alger Emerging Markets Class Y-2 (Inception 5/9/16)	25.56%	n/a	n/a	23.98%
Alger Emerging Markets Class Z (Inception 2/28/14)	25.32%	n/a	n/a	6.60%

* Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September
24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September
24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29,
2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger
Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index
(an unmanaged index of common stocks) for the ten years ended April 30, 2018. The figures for the Alger
Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends and capital gains.
Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	13.98%	13.95%	11.17%	15.73%
Class C (Inception 9/24/08)*	18.43%	14.32%	10.96%	15.01%
Class I (Inception 9/24/08)†	20.37%	15.22%	11.85%	15.89%
Russell 3000 Growth Index	18.78%	14.97%	10.78%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	20.74%	15.55%	n/a	14.35%
Russell 3000 Growth Index	18.78%	14.97%	n/a	14.13%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment adviser.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible
Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index
(an unmanaged index of common stocks) for the ten years ended April 30, 2018. Prior to December 30, 2016, the
Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Prior to December 30, 2016, the Fund compared its performance to the Russell
3000 Growth Index. After December 30, 2016, the Fund will compare its performance to the Russell 1000 Growth
Index to better reflect its investment strategies. The figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends and capital gains. Performance for the Alger
Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	9.45%	10.08%	6.14%	3.01%
Russell 1000 Growth Index	18.96%	15.13%	10.81%	5.58%

				Since
	1 YEAR	5 YEARS	10 YEARS	9/24/2008
Class C (Inception 9/24/08)	13.62%	10.40%	n/a	8.37%
Class I (Inception 9/24/08)	15.63%	11.30%	n/a	9.22%
Russell 1000 Growth Index	18.96%	15.13%	n/a	12.95%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	16.09%	n/a	n/a	20.52%
Russell 1000 Growth Index	18.96%	n/a	n/a	22.31%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the
HFRI Equity Hedge (Total) Index (an both unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2018. Effective March 1, 2017,
Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger
Management, Inc., began providing investment management for a portion of the assets of the Alger Dynamic
Opportunities Fund. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the
HFRI Equity Hedge (Total) Index include reinvestment of dividends and capital gains. Performance for the Alger
Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index.
Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	6.24%	5.89%	n/a	5.69%
Class C (Inception 12/29/10)*	10.22%	6.22%	n/a	5.54%
S&P 500 Index	13.27%	12.96%	n/a	13.96%
HFRI Equity Hedge (Total) Index	9.14%	5.67%	n/a	5.40%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	12.48%	7.35%	n/a	6.35%
S&P 500 Index	13.27%	12.96%	n/a	13.01%
HFRI Equity Hedge (Total) Index	9.14%	5.67%	n/a	4.34%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to
December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through April 30, 2018. The figures for the Alger Emerging Markets Fund Class A and the
MSCI Emerging Markets Index include reinvestment of dividends and capital gains. Performance for the Alger
Emerging Markets Fund Class C, Class I, Class Y, Class Y-2 and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index.
Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	11.46%	3.28%	n/a	1.37%
Class C (Inception 12/29/10)	15.80%	3.60%	n/a	1.29%
Class I (Inception 12/29/10)	17.65%	4.37%	n/a	2.04%
MSCI Emerging Markets Index	22.14%	5.11%	n/a	3.11%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/9/2016
Class Y (Inception 5/9/16)	18.24%	n/a	n/a	20.59%
Class Y-2 (Inception 5/9/16)	18.32%	n/a	n/a	20.63%
MSCI Emerging Markets Index	22.14%	n/a	n/a	24.07%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	18.14%	n/a	n/a	5.55%
MSCI Emerging Markets Index	22.14%	n/a	n/a	7.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2018 (Unaudited)

		Alger Responsible	Alger Dynamic
SECTORS	Alger Spectra Fund*	Investing Fund	Opportunities Fund*
Consumer Discretionary	16.3%	18.4%	6.6%
Consumer Staples	0.8	2.9	(0.4)
Energy	1.1	0.8	1.7
Financials	6.5	5.4	1.6
Health Care	14.1	13.3	15.9
Industrials	7.8	12.6	10.3
Information Technology	42.7	41.5	30.0
Market Indices	0.0	0.0	(1.7)
Materials	3.0	0.8	0.1
Miscellaneous	0.0	0.0	(0.7)
Real Estate	2.2	2.3	1.0
Telecommunication Services	0.5	0.0	0.0
Utilities	0.0	0.0	(0.2)
Short-Term Investments and
Net Other Assets	5.0	2.0	35.8
	100.0%	100.0%	100.0%

Alger Emerging Markets
COUNTRY	Fund
Argentina	1.2%
Brazil	7.5
Chile	1.1
China	29.7
Greece	0.5
Hong Kong	1.1
Hungary	0.8
India	9.4
Indonesia	1.9
Malaysia	1.7
Mexico	2.5
Peru	0.8
Philippines	1.0
Poland	0.6
Russia	2.7
South Africa	6.6
South Korea	13.4
Taiwan	10.6
Thailand	1.5
Turkey	0.6
United Arab Emirates	1.6
Cash and Net Other Assets	3.2
100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—94.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.2%
General Dynamics Corp.	88,195	$17,754,535
The Boeing Co.	253,659	84,610,496
United Technologies Corp.	254,526	30,581,299
		132,946,330
AIR FREIGHT & LOGISTICS—0.4%
XPO Logistics, Inc. *	232,919	22,630,410
ALTERNATIVE CARRIERS—0.5%
Zayo Group Holdings, Inc. *	859,876	31,213,499
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
adidas AG	42,654	10,483,920
PVH Corp.	213,847	34,144,950
		44,628,870
APPLICATION SOFTWARE—6.0%
Adobe Systems, Inc. *	381,348	84,506,717
Autodesk, Inc. *	573,173	72,162,480
salesforce. com, Inc. *	1,694,315	204,995,172
		361,664,369
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
BlackRock, Inc. , Cl. A	22,572	11,771,298
WisdomTree Investments, Inc.	180,127	1,903,942
		13,675,240
AUTO PARTS & EQUIPMENT—0.3%
Aptiv PLC.	203,486	17,210,846
BIOTECHNOLOGY—3.7%
AbbVie, Inc.	466,062	44,998,286
BioMarin Pharmaceutical, Inc. *	227,583	19,005,456
Bluebird Bio, Inc. *	28,669	4,878,030
Celgene Corp. *,+	187,167	16,302,246
Exact Sciences Corp. *	376,479	18,827,715
Sarepta Therapeutics, Inc. *	439,887	33,589,771
Vertex Pharmaceuticals, Inc. *,+	547,821	83,904,265
		221,505,769
CABLE & SATELLITE—0.6%
Charter Communications, Inc. , Cl. A*	44,891	12,178,479
Comcast Corp. , Cl. A	766,571	24,062,664
		36,241,143
COMMUNICATIONS EQUIPMENT—0.6%
Cisco Systems, Inc.	230,151	10,193,388
Palo Alto Networks, Inc. *	117,559	22,631,283
		32,824,671
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.3%
Caterpillar, Inc.	123,827	17,875,666
CONSTRUCTION MATERIALS—1.1%
Vulcan Materials Co.	571,013	63,776,442

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—94.6% (CONT. )	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—5.1%
Alliance Data Systems Corp.	51,909	$10,540,123
Visa, Inc. , Cl. A+	2,331,456	295,815,137
		306,355,260
DIVERSIFIED BANKS—2.2%
Bank of America Corp.	3,164,815	94,691,265
Citigroup, Inc.	192,366	13,132,827
JPMorgan Chase & Co.	246,203	26,781,962
		134,606,054
DIVERSIFIED CHEMICALS—0.4%
DowDuPont, Inc.	339,468	21,467,956
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	178,229	30,352,399
FINANCIAL EXCHANGES & DATA—2.7%
Intercontinental Exchange, Inc.	1,399,479	101,406,248
S&P Global, Inc.	336,160	63,399,776
		164,806,024
HEALTH CARE EQUIPMENT—5.0%
ABIOMED, Inc. *	33,130	9,970,473
Boston Scientific Corp. *	1,764,921	50,688,531
Danaher Corp.	804,881	80,745,662
DexCom, Inc. *	413,543	30,263,077
Insulet Corp. *	281,299	24,191,714
Intuitive Surgical, Inc. *	50,347	22,191,951
Medtronic PLC.	473,037	37,904,455
Zimmer Biomet Holdings, Inc.	393,508	45,320,316
		301,276,179
HOME ENTERTAINMENT SOFTWARE—0.4%
Electronic Arts, Inc. *	201,974	23,828,892
HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.+	825,026	152,464,805
HOTELS RESORTS & CRUISE LINES—0.8%
Carnival Corp.	301,179	18,992,348
Norwegian Cruise Line Holdings Ltd. *	543,528	29,062,442
		48,054,790
HYPERMARKETS & SUPER CENTERS—0.2%
Walmart, Inc.	126,317	11,174,002
INDUSTRIAL CONGLOMERATES—2.3%
Honeywell International, Inc.+	944,890	136,706,685
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	360,261	58,466,758
INDUSTRIAL MACHINERY—0.9%
Stanley Black & Decker, Inc.	397,456	56,275,795
INTERNET & DIRECT MARKETING RETAIL—10.3%
Amazon. com, Inc. *,+	352,841	552,594,875
Booking Holdings, Inc. *	7,990	17,402,220

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—94.6% (CONT. )	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—10.3% (CONT. )
Netflix, Inc. *	144,341	$45,100,789
Wayfair, Inc. , Cl. A*	47,318	2,947,912
		618,045,796
INTERNET SOFTWARE & SERVICES—12.3%
Alibaba Group Holding Ltd. #,*	660,172	117,867,109
Alphabet, Inc. , Cl. C*,+	257,312	261,771,217
Altaba, Inc. *	1,138,250	79,768,560
Facebook, Inc. , Cl. A*,+	1,578,026	271,420,472
Palantir Technologies, Inc. , Cl. A*,@,(a)	348,292	2,002,679
Tencent Holdings Ltd.	62,685	3,081,778
		735,911,815
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	760,298	39,246,583
IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp. , Cl. A	290,842	23,796,692
EPAM Systems, Inc. *	158,214	18,091,771
		41,888,463
LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	170,805	39,167,295
LIFE SCIENCES TOOLS & SERVICES—0.9%
Illumina, Inc. *	160,902	38,766,119
Thermo Fisher Scientific, Inc.	70,732	14,878,476
		53,644,595
MANAGED HEALTH CARE—3.8%
UnitedHealth Group, Inc.	969,848	229,272,067
OIL & GAS EQUIPMENT & SERVICES—0.4%
Halliburton Co.	447,210	23,697,658
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Pioneer Natural Resources Co.	203,244	40,963,828
PAPER PACKAGING—0.1%
International Paper Co.	131,467	6,778,438
PHARMACEUTICALS—0.6%
Allergan PLC.	71,593	11,000,265
Bristol-Myers Squibb Co.	267,588	13,949,362
GW Pharmaceuticals PLC. #,*	90,574	12,038,190
		36,987,817
PROPERTY & CASUALTY INSURANCE—0.3%
The Progressive Corp.	255,340	15,394,449
RAILROADS—1.4%
Union Pacific Corp.	623,663	83,340,087
RESTAURANTS—0.8%
McDonald's Corp.	296,302	49,612,807
SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	1,503,889	74,698,167

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—94.6% (CONT. )	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—1.5% (CONT. )
Lam Research Corp.	90,304	$16,711,658
		91,409,825
SEMICONDUCTORS—4.0%
Broadcom, Inc.	569,155	130,575,540
Cavium, Inc. *	186,287	13,973,388
Marvell Technology Group Ltd.	551,672	11,066,540
Microchip Technology, Inc.	319,119	26,697,496
Micron Technology, Inc. *	418,647	19,249,389
NVIDIA Corp.	176,278	39,644,922
		241,207,275
SPECIALTY CHEMICALS—0.6%
The Sherwin-Williams Co.	101,296	37,242,487
SYSTEMS SOFTWARE—10.2%
Microsoft Corp.+	5,145,326	481,190,888
Red Hat, Inc. *	597,873	97,489,171
ServiceNow, Inc. *	117,334	19,493,871
Smartsheet, Inc. , Cl. A *	48,396	934,043
VMware, Inc. , Cl. A*	96,439	12,851,461
		611,959,434
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.3%
Apple, Inc.+	1,188,772	196,456,461
TOBACCO—0.6%
Philip Morris International, Inc.	469,786	38,522,452
TRADING COMPANIES & DISTRIBUTORS—0.1%
United Rentals, Inc. *	52,803	7,920,450
TOTAL COMMON STOCKS
(Cost $4,112,422,090)		5,680,698,936
PREFERRED STOCKS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	2,912,012	8,736,036
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	1,420,438	8,167,518
Palantir Technologies, Inc. , Cl. D*,@,(a)	185,062	1,064,107
		9,231,625
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	171,099	4,587,164
TOTAL PREFERRED STOCKS
(Cost $29,247,649)		22,554,825
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
The Blackstone Group LP.	989,758	30,633,010
(Cost $27,457,400)		30,633,010

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
SPECIALIZED—2.2%
Equinix, Inc.	164,033	$69,023,446
SBA Communications Corp. , Cl. A*	386,828	61,981,451
		131,004,897
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $133,095,557)		131,004,897
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.*,@,(a)	2,715,111	3,327,097
(Cost $2,715,111)		3,327,097
Total Investments
(Cost $4,304,937,807)	97.8%	$5,868,218,765
Affiliated Securities (Cost $13,104,054)		8,736,036
Unaffiliated Securities (Cost $4,291,833,753)		5,859,482,729
Other Assets in Excess of Liabilities	2.2%	137,948,312
NET ASSETS	100.0%	$6,006,167,077

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities Note 11.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			(% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	$5,541,897	0.14%	$4,587,164	0.08%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	3,327,097	0.05%
Palantir Technologies, Inc. , Cl. A	10/07/14	2,266,336	0.05%	2,002,679	0.03%
Palantir Technologies, Inc. , Cl. B	10/07/14	9,379,767	0.22%	8,167,518	0.13%
Palantir Technologies, Inc. , Cl. D	10/14/14	1,221,931	0.03%	1,064,107	0.02%
Prosetta Biosciences, Inc. , Series D	02/06/15	13,104,054	0.28%	8,736,036	0.15%
Total				$27,884,601	0.46%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments - Securities Sold Short April 30, 2018 (Unaudited)

COMMON STOCKS—(2.8)%	SHARES	VALUE
APPAREL ACCESSORIES & LUXURY GOODS—(0.1)%
VF Corp.	(112,617)	$(9,107,337)
APPLICATION SOFTWARE—(0.2)%
SAP SE#	(113,992)	(12,633,733)
ASSET MANAGEMENT & CUSTODY BANKS—(0.1)%
Federated Investors, Inc. , Cl. B	(267,246)	(7,074,002)
AUTO PARTS & EQUIPMENT—(0.1)%
Gentex Corp.	(142,134)	(3,232,127)
DATA PROCESSING & OUTSOURCED SERVICES—(0.1)%
Fidelity National Information Services, Inc.	(63,119)	(5,994,412)
ELECTRICAL COMPONENTS & EQUIPMENT—0.0%
Acuity Brands, Inc.	(12,833)	(1,537,008)
FERTILIZERS & AGRICULTURAL CHEMICALS—(0.2)%
The Scotts Miracle-Gro Co.	(123,007)	(10,280,925)
INTERNET SOFTWARE & SERVICES—(0.4)%
58. com, Inc. #	(73,539)	(6,426,573)
NetEase, Inc. #	(22,206)	(5,708,496)
Weibo Corp. #	(115,938)	(13,277,220)
		(25,412,289)
IT CONSULTING & OTHER SERVICES—(0.2)%
Infosys Ltd. #	(538,847)	(9,521,427)
LIFE SCIENCES TOOLS & SERVICES—(0.1)%
Evotec AG	(385,454)	(6,221,040)
RESTAURANTS—(0.1)%
Brinker International, Inc.	(94,974)	(4,139,917)
SYSTEMS SOFTWARE—(0.7)%
Check Point Software Technologies Ltd.	(211,696)	(20,430,781)
Fortinet, Inc.	(185,354)	(10,261,198)
Symantec Corp.	(452,064)	(12,562,859)
		(43,254,838)
THRIFTS & MORTGAGE FINANCE—(0.1)%
LendingTree, Inc.	(17,626)	(4,202,038)
TIRES & RUBBER—(0.1)%
The Goodyear Tire & Rubber Co.	(179,521)	(4,507,772)
TRADING COMPANIES & DISTRIBUTORS—(0.3)%
WW Grainger, Inc.	(60,469)	(17,012,953)
TOTAL COMMON STOCKS
(Proceeds $170,422,149)		$(164,131,818)
Total (Proceeds $170,422,149)		$(164,131,818)

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—95.7%	SHARES	VALUE
AEROSPACE & DEFENSE—3.0%
Hexcel Corp.	6,950	$461,966
Lockheed Martin Corp.	1,371	439,872
The Boeing Co.	2,639	880,265
		1,782,103
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc. , Cl. B	2,574	292,149
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
PVH Corp.	5,722	913,632
APPAREL RETAIL—0.6%
The Gap, Inc.	12,902	377,255
APPLICATION SOFTWARE—5.5%
Adobe Systems, Inc. *	2,684	594,775
Autodesk, Inc. *	8,398	1,057,308
salesforce. com, Inc. *	13,868	1,677,889
		3,329,972
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
BlackRock, Inc. , Cl. A	564	294,126
AUTOMOBILE MANUFACTURERS—0.4%
Tesla, Inc. *	905	265,980
BIOTECHNOLOGY—4.9%
AbbVie, Inc.	6,310	609,230
Biogen, Inc. *	1,166	319,017
Celgene Corp. *	3,369	293,440
Incyte Corp. *	2,014	124,747
Sarepta Therapeutics, Inc. *	7,830	597,899
TESARO, Inc. *	1,569	79,878
Vertex Pharmaceuticals, Inc. *	6,148	941,628
		2,965,839
BUILDING PRODUCTS—1.3%
Allegion PLC.	5,588	431,282
Johnson Controls International PLC.	10,927	370,097
		801,379
COMMUNICATIONS EQUIPMENT—2.2%
Cisco Systems, Inc.	23,686	1,049,053
Lumentum Holdings, Inc. *	5,424	273,641
		1,322,694
DATA PROCESSING & OUTSOURCED SERVICES—4.0%
Visa, Inc. , Cl. A	18,919	2,400,443
DIVERSIFIED BANKS—1.7%
Citigroup, Inc.	6,220	424,639
JPMorgan Chase & Co.	5,474	595,462
		1,020,101
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.	1,902	312,936

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.7% (CONT. )	SHARES	VALUE
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Tetra Tech, Inc.	9,763	$472,529
FOOTWEAR—0.9%
NIKE, Inc. , Cl. B	7,589	519,012
HEALTH CARE EQUIPMENT—1.0%
ABIOMED, Inc. *	1,003	301,853
Edwards Lifesciences Corp. *	2,448	311,777
		613,630
HEALTH CARE SUPPLIES—0.6%
Align Technology, Inc. *	1,517	379,022
HEALTH CARE TECHNOLOGY—0.5%
Medidata Solutions, Inc. *	4,396	313,699
HOME ENTERTAINMENT SOFTWARE—1.2%
Electronic Arts, Inc. *	5,990	706,700
HOME IMPROVEMENT RETAIL—2.7%
The Home Depot, Inc.	8,795	1,625,316
HOTELS RESORTS & CRUISE LINES—1.2%
Royal Caribbean Cruises Ltd.	6,670	721,627
HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	10,255	741,847
INDUSTRIAL CONGLOMERATES—4.4%
3M Co.	2,730	530,684
Honeywell International, Inc.	14,457	2,091,639
		2,622,323
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	3,038	493,037
INDUSTRIAL MACHINERY—2.1%
Stanley Black & Decker, Inc.	2,044	289,410
Woodward, Inc.	4,802	345,456
Xylem, Inc.	9,025	657,922
		1,292,788
INTERNET & DIRECT MARKETING RETAIL—9.5%
Amazon. com, Inc. *	3,647	5,711,676
INTERNET SOFTWARE & SERVICES—10.3%
Alphabet, Inc. , Cl. A*	1,789	1,822,240
Alphabet, Inc. , Cl. C*	1,465	1,490,388
Facebook, Inc. , Cl. A*	16,875	2,902,500
		6,215,128
INVESTMENT BANKING & BROKERAGE—1.8%
Morgan Stanley	21,150	1,091,763
IT CONSULTING & OTHER SERVICES—0.6%
Accenture PLC., Cl. A	2,322	351,086
LEISURE FACILITIES—0.8%
Vail Resorts, Inc.	2,226	510,444

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.7% (CONT. )	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—0.8%
Agilent Technologies, Inc.	7,736	$508,565
MANAGED HEALTH CARE—1.5%
Cigna Corp.	1,971	338,657
Humana, Inc.	1,990	585,418
		924,075
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Encana Corp.	36,250	452,400
PACKAGED FOODS & MEATS—0.5%
McCormick & Co. , Inc.	3,063	322,871
PHARMACEUTICALS—4.0%
Bristol-Myers Squibb Co.	14,925	778,041
Johnson & Johnson	6,939	877,714
Merck & Co. , Inc.	5,675	334,087
Zoetis, Inc. , Cl. A	4,902	409,219
		2,399,061
PROPERTY & CASUALTY INSURANCE—0.6%
The Progressive Corp.	5,601	337,684
REGIONAL BANKS—0.8%
Regions Financial Corp.	26,520	495,924
RESTAURANTS—0.8%
Dunkin' Brands Group, Inc.	7,817	476,524
SEMICONDUCTOR EQUIPMENT—1.3%
Applied Materials, Inc.	5,498	273,086
Lam Research Corp.	2,682	496,331
		769,417
SEMICONDUCTORS—3.1%
Broadcom, Inc.	3,287	754,103
Intel Corp.	14,472	747,045
NVIDIA Corp.	1,523	342,523
		1,843,671
SOFT DRINKS—1.2%
PepsiCo, Inc.	6,849	691,338
SYSTEMS SOFTWARE—7.1%
Microsoft Corp.	45,602	4,264,699
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.2%
Apple, Inc.	22,607	3,736,033
TOTAL COMMON STOCKS
(Cost $32,920,886)		57,682,498
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
SPECIALIZED—2.3%
Equinix, Inc.	2,399	1,009,475
SBA Communications Corp. , Cl. A*	2,261	362,280
		1,371,755
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,307,949)		1,371,755

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $34,228,835)	98.0%	$59,054,253
Unaffiliated Securities (Cost $34,228,835)		59,054,253
Other Assets in Excess of Liabilities	2.0%	1,229,221
NET ASSETS	100.0%	$60,283,474

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—91.8%	SHARES	VALUE
AEROSPACE & DEFENSE—5.2%
HEICO Corp.+	11,330	$995,340
Kratos Defense & Security Solutions, Inc. *	32,263	322,953
The Boeing Co.	3,235	1,079,067
TransDigm Group, Inc.+	6,460	2,070,882
		4,468,242
AIR FREIGHT & LOGISTICS—2.5%
XPO Logistics, Inc. *,+	21,891	2,126,930
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
adidas AG	929	228,339
Canada Goose Holdings, Inc. *,+	15,043	557,795
Lululemon Athletica, Inc. *	2,163	215,867
		1,002,001
APPAREL RETAIL—0.6%
Burlington Stores, Inc. *	3,700	502,645
APPLICATION SOFTWARE—9.9%
Blackbaud, Inc.+	6,012	631,020
Ebix, Inc.+	21,363	1,655,632
Everbridge, Inc. *,+	29,794	1,112,806
Globant SA*	3,931	176,934
HubSpot, Inc. *,+	6,381	675,748
MicroStrategy, Inc. , Cl. A*	1,613	205,593
Paylocity Holding Corp. *,+	31,695	1,731,498
PTC, Inc. *,+	7,798	642,165
RealPage, Inc. *	10,188	545,058
salesforce. com, Inc. *	2,620	316,994
The Ultimate Software Group, Inc. *,+	3,418	820,047
		8,513,495
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Affiliated Managers Group, Inc. +	3,765	620,698
Virtus Investment Partners, Inc.	1,571	181,215
		801,913
BIOTECHNOLOGY—6.3%
AbbVie, Inc.	8,920	861,226
ACADIA Pharmaceuticals, Inc. *,+	33,654	532,070
Acorda Therapeutics, Inc.+	11,279	260,545
Agios Pharmaceuticals, Inc. *	1,008	84,581
Alexion Pharmaceuticals, Inc. *	1,241	145,979
BioMarin Pharmaceutical, Inc. *,+	4,972	415,212
Exact Sciences Corp. *,+	4,166	208,341
Portola Pharmaceuticals, Inc. *,+	34,567	1,248,906
Puma Biotechnology, Inc. *,+	10,997	701,059
Sarepta Therapeutics, Inc. *	2,731	208,539
Ultragenyx Pharmaceutical, Inc. *,+	11,201	569,459
Vertex Pharmaceuticals, Inc. *,+	1,359	208,144
		5,444,061

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.8% (CONT. )	SHARES	VALUE
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.5%
Wabtec Corp.	4,660	$413,855
CONSTRUCTION MATERIALS—0.2%
US Concrete, Inc. *	3,493	204,166
DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Visa, Inc. , Cl. A+	8,417	1,067,949
DISTRIBUTORS—0.4%
LKQ Corp. *	11,963	371,092
DIVERSIFIED BANKS—0.6%
Bank of America Corp.	17,325	518,364
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	2,167	369,040
iAnthus Capital Holdings, Inc. *	23,836	85,593
		454,633
EDUCATION SERVICES—2.5%
Chegg, Inc. *,+	94,228	2,187,032
ELECTRONIC COMPONENTS—0.3%
Universal Display Corp.+	2,426	213,609
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
FLIR Systems, Inc.	4,120	220,626
nLight, Inc. *	4,385	109,318
Trimble, Inc. *	11,729	405,823
		735,767
ELECTRONIC MANUFACTURING SERVICES—0.2%
IPG Photonics Corp. *	660	140,600
ENVIRONMENTAL & FACILITIES SERVICES—1.8%
Waste Connections, Inc.+	21,584	1,560,523
FINANCIAL EXCHANGES & DATA—1.5%
CME Group, Inc. , Cl. A	2,617	412,648
MarketAxess Holdings, Inc.+	2,600	516,438
S&P Global, Inc.	1,691	318,923
		1,248,009
GENERAL MERCHANDISE STORES—0.8%
Dollar Tree, Inc. *,+	4,412	423,067
Ollie's Bargain Outlet Holdings, Inc. *	4,771	296,756
		719,823
HEALTH CARE DISTRIBUTORS—0.2%
PetIQ, Inc. , Cl. A*	9,444	211,073
HEALTH CARE EQUIPMENT—6.4%
ABIOMED, Inc. *,+	1,757	528,769
AxoGen, Inc. *	2,838	112,952
Cantel Medical Corp.+	5,479	614,031
Danaher Corp.	6,184	620,379
Glaukos Corp. *	1,326	44,660
Insulet Corp. *,+	30,447	2,618,442
Intuitive Surgical, Inc. *,+	1,411	621,941

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.8% (CONT. )	SHARES	VALUE
HEALTH CARE EQUIPMENT—6.4% (CONT. )
Zimmer Biomet Holdings, Inc.	2,735	$314,990
		5,476,164
HEALTH CARE FACILITIES—0.4%
US Physical Therapy, Inc.,+	4,002	365,182
HEALTH CARE SERVICES—0.7%
Diplomat Pharmacy, Inc. *,+	26,829	584,604
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc. *	1,671	417,499
Quidel Corp. *	6,504	368,777
		786,276
HEALTH CARE TECHNOLOGY—1.6%
Cotiviti Holdings, Inc. *,+	6,939	239,673
Medidata Solutions, Inc. *,+	9,501	677,991
Veeva Systems, Inc. , Cl. A*	5,912	414,609
		1,332,273
HOME ENTERTAINMENT SOFTWARE—0.6%
Electronic Arts, Inc. *	1,826	215,431
Take-Two Interactive Software, Inc. *	3,212	320,269
		535,700
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
WageWorks, Inc. *,+	18,257	760,404
INDUSTRIAL CONGLOMERATES—0.2%
Roper Technologies, Inc.	736	194,444
INDUSTRIAL MACHINERY—1.3%
Proto Labs, Inc. *	286	34,077
Stanley Black & Decker, Inc.	1,675	237,163
The Middleby Corp. *,+	6,739	848,036
		1,119,276
INTERNET & DIRECT MARKETING RETAIL—3.7%
Amazon. com, Inc. *,+	935	1,464,331
Booking Holdings, Inc. *	101	219,978
Wayfair, Inc. , Cl. A*,+	23,922	1,490,341
		3,174,650
INTERNET SOFTWARE & SERVICES—15.0%
2U, Inc. *,+	5,683	457,425
Alibaba Group Holding Ltd. #*,+	6,052	1,080,524
Alphabet, Inc. , Cl. C*,+	1,639	1,667,404
CommerceHub, Inc. , Series A*	7,414	168,075
Etsy, Inc. *	29,124	871,973
Facebook, Inc. , Cl. A*,+	7,426	1,277,272
GrubHub, Inc. *	2,062	208,551
GTT Communications, Inc. *,+	13,880	666,934
Match Group, Inc. * ,+	7,263	342,233
Palantir Technologies, Inc. , Cl. A*,@,(a)	6,606	37,985
Spotify Technology SA*	5,572	900,824
SPS Commerce, Inc. *	4,864	333,524

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.8% (CONT. )	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—15.0% (CONT. )
Stamps. com, Inc. *,+	7,525	$1,713,819
Tencent Holdings Ltd.	23,845	1,172,290
The Trade Desk, Inc. , Cl. A*,+	13,769	704,560
Yelp, Inc. , Cl. A*	29,057	1,303,206
		12,906,599
IT CONSULTING & OTHER SERVICES—0.6%
Accenture PLC. , Cl. A	1,414	213,797
EPAM Systems, Inc. *,+	2,910	332,758
		546,555
LEISURE FACILITIES—0.5%
Planet Fitness, Inc. , Cl. A*,+	11,222	452,134
LIFE SCIENCES TOOLS & SERVICES—0.6%
Bio-Techne Corp.,+	3,402	513,396
MANAGED HEALTH CARE—0.8%
UnitedHealth Group, Inc.	2,876	679,886
MOVIES & ENTERTAINMENT—0.4%
Live Nation Entertainment, Inc. *,+	8,031	316,984
OIL & GAS EQUIPMENT & SERVICES—1.1%
ProPetro Holding Corp. *	11,643	213,067
Solaris Oilfield Infrastructure, Inc. , Cl. A*,+	39,220	737,336
		950,403
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Parsley Energy, Inc. , Cl. A*	9,748	292,732
Penn Virginia Corp. *	4,680	217,246
		509,978
PERSONAL PRODUCTS—0.5%
L'Occitane International SA	221,135	410,194
PHARMACEUTICALS—1.2%
Aerie Pharmaceuticals, Inc. *	3,134	160,461
Bristol-Myers Squibb Co.	10,261	534,906
Canopy Growth Corp. *	4,036	94,660
GW Pharmaceuticals PLC. #*	1,584	210,529
		1,000,556
REAL ESTATE SERVICES—2.4%
FirstService Corp.+	27,878	1,951,460
Redfin Corp.	4,760	101,864
		2,053,324
REGIONAL BANKS—2.7%
Independent Bank Group, Inc.,+	15,924	1,136,974
Peapack Gladstone Financial Corp.	1,825	60,298
Signature Bank*,+	5,803	737,851
SVB Financial Group*	692	207,330
Webster Financial Corp.	3,468	208,739
		2,351,192

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.8% (CONT. )	SHARES	VALUE
RESTAURANTS—0.6%
Chipotle Mexican Grill, Inc. , Cl. A*	946	$400,470
Chuy's Holdings, Inc. *	2,553	73,016
		473,486
SEMICONDUCTOR EQUIPMENT—1.7%
Applied Materials, Inc.,+	13,026	647,001
Lam Research Corp.	4,561	844,059
		1,491,060
SEMICONDUCTORS—0.4%
Impinj, Inc. *	10,855	133,408
Micron Technology, Inc. *,+	4,184	192,380
		325,788
SPECIALIZED CONSUMER SERVICES—0.5%
ServiceMaster Global Holdings, Inc. *	8,305	420,233
SPECIALTY CHEMICALS—0.2%
The Sherwin-Williams Co.	559	205,522
SYSTEMS SOFTWARE—2.5%
Microsoft Corp.,+	18,652	1,744,335
Proofpoint, Inc. *	2,608	307,588
ServiceNow, Inc. *,+	660	109,652
		2,161,575
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.5%
Apple, Inc.,+	12,869	2,126,731
THRIFTS & MORTGAGE FINANCE—0.8%
BofI Holding, Inc. *,+	17,838	718,515
TRADING COMPANIES & DISTRIBUTORS—1.3%
Fastenal Co.	8,604	430,114
H&E Equipment Services, Inc.+	9,577	309,816
SiteOne Landscape Supply, Inc. *,+	5,609	384,216
		1,124,146
TOTAL COMMON STOCKS
(Cost $66,918,064)		78,973,012
PREFERRED STOCKS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	41,418	124,254
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	26,941	154,911
TOTAL PREFERRED STOCKS
(Cost $364,284)		279,165
RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Adolor Corp. , CPR*,@,(a),(c)	49,870	–
Tolero CDR*,@,(a),(d)	126,108	411,256
		411,256
TOTAL RIGHTS
(Cost $67,638)		411,256

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—0.5%	SHARES	VALUE
SPECIALIZED—0.5%
Crown Castle International Corp.	4,029	$406,405
(Cost $425,474)		406,405
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC. *,@,(a)	159,212	195,098
(Cost $159,212)		195,098

PURCHASED OPTIONS—0.8%
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS		VALUE
PUT OPTIONS—0.8%
Carvana Co. , 1/18/19, 25*	$89,114	BNP Paribas		34	$16,320
Carvana Co. , 8/17/18, 23*	89,114	BNP Paribas		34	7,650
Powershares QQQ Trust Series 1,
5/18/18, 157*	804,700	BNP Paribas		50	7,650
Powershares QQQ Trust Series 1,
5/18/18, 160*	321,880	BNP Paribas		20	4,960
Riot Blockchain, Inc. , 1/18/19, 13*	9,386	BNP Paribas		13	10,530
Riot Blockchain, Inc. , 1/18/19, 33*	24,548	BNP Paribas		34	92,820
Riot Blockchain, Inc. , 6/15/18, 16*	18,772	BNP Paribas		26	23,920
Sears Holdings Corp. , 1/18/19, 17*	15,548	BNP Paribas		52	63,440
Sears Holdings Corp. , 1/18/19, 25*	29,302	BNP Paribas		98	213,640
Sears Holdings Corp. , 6/15/18, 27*	5,382	BNP Paribas		18	42,660
Snap, Inc. , 1/18/19, 30*	96,011	BNP Paribas		67	97,820
Snap, Inc. , 1/18/19, 40*	75,949	BNP Paribas		53	136,740
(Cost $728,386)					718,150
TOTAL PURCHASED OPTIONS
(Cost $728,386)					718,150
Total Investments
(Cost $68,663,058)			94.1%		$80,983,086
Affiliated Securities (Cost $186,381)					124,254
Unaffiliated Securities (Cost $68,476,677)					80,858,832
Other Assets in Excess of Liabilities			5.9%		5,027,290
NET ASSETS			100.0%		$86,010,376

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents
0.0% of the net assets of the Fund.
(d) Contingent Deferred Rights.
* Non-income producing security.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Adolor Corp. , CPR	10/24/11	$0	0.00%	$0	0.00%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	195,098	0.23%
Palantir Technologies, Inc. , Cl. A	10/07/14	42,985	0.05%	37,985	0.04%
Palantir Technologies, Inc. , Cl. B	10/07/14	177,903	0.22%	154,911	0.18%
Prosetta Biosciences, Inc. , Series D	02/06/15	186,381	0.25%	124,254	0.14%
Tolero CDR	02/06/17	67,638	0.09%	411,256	0.48%
Total				$923,504	1.07%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2018 (Unaudited)

COMMON STOCKS—(27.2)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.1)%
CH Robinson Worldwide, Inc.	(1,082)	$(99,577)
APPAREL ACCESSORIES & LUXURY GOODS—(0.1)%
VF Corp.	(1,480)	(119,688)
APPLICATION SOFTWARE—(0.7)%
Citrix Systems, Inc.	(3,369)	(346,704)
SAP SE#	(1,958)	(217,005)
Snap, Inc. , Cl. A	(1,632)	(23,387)
		(587,096)
AUTO PARTS & EQUIPMENT—(0.1)%
Gentex Corp.	(3,813)	(86,708)
AUTOMOTIVE RETAIL—(0.5)%
Carvana Co. , Cl. A	(15,152)	(397,134)
BIOTECHNOLOGY—(0.2)%
Genomic Health, Inc.	(1,789)	(56,765)
United Therapeutics Corp.	(1,158)	(127,507)
		(184,272)
BREWERS—(0.2)%
The Boston Beer Co. , Inc. , Cl. A	(586)	(131,352)
BROADCASTING—(0.1)%
AMC Networks, Inc. , Cl. A	(2,411)	(125,372)
COMMERCIAL PRINTING—(0.5)%
Cimpress NV	(2,866)	(412,159)
COMMUNICATIONS EQUIPMENT—(0.1)%
Finisar Corp.	(5,665)	(88,261)
COMPUTER & ELECTRONICS RETAIL—(0.2)%
JB Hi-Fi Ltd.	(11,001)	(212,095)
CONSTRUCTION & ENGINEERING—(0.2)%
Great Lakes Dredge & Dock Corp.	(29,954)	(137,788)
CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.2)%
PACCAR, Inc.	(2,499)	(159,111)
DATA PROCESSING & OUTSOURCED SERVICES—(1.4)%
Automatic Data Processing, Inc.	(4,986)	(588,747)
Fidelity National Information Services, Inc.	(1,098)	(104,277)
The Western Union Co.	(23,772)	(469,497)
		(1,162,521)
DEPARTMENT STORES—0.0%
Sears Holdings Corp.	(19)	(57)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.1)%
Acuity Brands, Inc.	(928)	(111,147)
FERTILIZERS & AGRICULTURAL CHEMICALS—(0.2)%
The Scotts Miracle-Gro Co.	(1,609)	(134,480)
FINANCIAL EXCHANGES & DATA—(0.2)%
FactSet Research Systems, Inc.	(782)	(147,884)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—(27.2)% (CONT. )	SHARES	VALUE
GAS UTILITIES—(0.2)%
National Fuel Gas Co.	(3,249)	$(166,836)
GENERAL MERCHANDISE STORES—(0.3)%
Target Corp.	(2,991)	(217,147)
HEALTH CARE EQUIPMENT—(1.3)%
DexCom, Inc.	(14,974)	(1,095,797)
HEALTH CARE FACILITIES—(0.2)%
Encompass Health Corp.	(2,240)	(136,237)
HEALTH CARE TECHNOLOGY—0.0%
Castlight Health, Inc. , Cl. B	(10,388)	(38,955)
HOME FURNISHINGS—(0.5)%
La-Z-Boy, Inc.	(4,420)	(127,296)
Leggett & Platt, Inc.	(7,919)	(321,115)
		(448,411)
HOMEFURNISHING RETAIL—(0.1)%
Williams-Sonoma, Inc.	(1,616)	(77,245)
HOUSEHOLD APPLIANCES—(0.5)%
iRobot Corp.	(6,735)	(393,055)
HYPERMARKETS & SUPER CENTERS—(0.5)%
Costco Wholesale Corp.	(2,225)	(438,681)
INDUSTRIAL MACHINERY—(0.7)%
Actuant Corp. , Cl. A	(21,206)	(499,401)
Hillenbrand, Inc.	(3,131)	(145,122)
		(644,523)
INTERNET & DIRECT MARKETING RETAIL—(0.3)%
Blue Apron Holdings, Inc. , Cl. A	(12,772)	(26,694)
Expedia Group, Inc.	(2,029)	(233,619)
PetMed Express, Inc.	(1,210)	(40,487)
		(300,800)
INTERNET SOFTWARE & SERVICES—(1.1)%
Box, Inc. , Cl. A	(4,015)	(91,783)
Shutterstock, Inc.	(11,412)	(480,902)
Weibo Corp. #	(1,338)	(153,228)
Zillow Group, Inc. , Cl. A	(1,667)	(80,633)
Zillow Group, Inc. , Cl. C	(3,280)	(159,047)
		(965,593)
IT CONSULTING & OTHER SERVICES—(0.8)%
Infosys Ltd. #	(37,720)	(666,512)
LEISURE PRODUCTS—(0.2)%
Hasbro, Inc.	(1,556)	(137,068)
LIFE SCIENCES TOOLS & SERVICES—(0.4)%
Illumina, Inc.	(318)	(76,616)
IQVIA Holdings, Inc.	(1,462)	(140,001)
Waters Corp.	(786)	(148,090)
		(364,707)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—(27.2)% (CONT. )	SHARES	VALUE
MARKET INDICES—(1.7)%
iShares Russell 2000 Growth ETF	(3,757)	$(717,549)
PowerShares QQQ Trust Series 1	(4,569)	(735,335)
		(1,452,884)
METAL & GLASS CONTAINERS—(0.1)%
Silgan Holdings, Inc.	(3,675)	(103,157)
MISCELLANEOUS—(0.7)%
iPATH S&P 500 VIX Short-Term Futures ETN	(13,813)	(574,206)
MOTORCYCLE MANUFACTURERS—(0.2)%
Harley-Davidson, Inc.	(3,619)	(148,850)
MOVIES & ENTERTAINMENT—(0.1)%
The Walt Disney Co.	(964)	(96,718)
PACKAGED FOODS & MEATS—(0.2)%
General Mills, Inc.	(1,456)	(63,685)
The Hershey Co.	(1,145)	(105,271)
		(168,956)
PHARMACEUTICALS—(1.7)%
Valeant Pharmaceuticals International, Inc.	(81,103)	(1,465,531)
PROPERTY & CASUALTY INSURANCE—(2.9)%
HCI Group, Inc.	(36,702)	(1,537,447)
Universal Insurance Holdings, Inc.	(30,400)	(986,480)
		(2,523,927)
REGIONAL BANKS—(2.0)%
Associated Banc-Corp.	(15,349)	(405,981)
People's United Financial, Inc.	(29,851)	(545,975)
Synovus Financial Corp.	(5,616)	(293,548)
Zions Bancorporation	(10,117)	(553,906)
		(1,799,410)
RESTAURANTS—(0.7)%
Papa John's International, Inc.	(4,502)	(279,124)
Starbucks Corp.	(3,679)	(211,800)
Texas Roadhouse, Inc. , Cl. A	(2,089)	(133,863)
		(624,787)
SECURITY & ALARM SERVICES—(0.1)%
ADT, Inc.	(11,744)	(104,639)
SEMICONDUCTORS—(0.4)%
Advanced Micro Devices, Inc.	(13,471)	(146,565)
Analog Devices, Inc.	(1,845)	(161,161)
		(307,726)
SPECIALTY STORES—(0.6)%
Tractor Supply Co.	(2,407)	(163,676)
Ulta Beauty, Inc.	(1,571)	(394,180)
		(557,856)
SYSTEMS SOFTWARE—(1.3)%
Check Point Software Technologies Ltd.	(3,387)	(326,879)
Fortinet, Inc.	(6,965)	(385,582)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—(27.2)% (CONT. )	SHARES	VALUE
SYSTEMS SOFTWARE—(1.3)% (CONT. )
Oracle Corp.	(5,142)	$(234,835)
Symantec Corp.	(6,798)	(188,916)
		(1,136,212)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.2)%
Pure Storage, Inc. , Cl. A	(6,610)	(133,720)
TIRES & RUBBER—(0.1)%
The Goodyear Tire & Rubber Co.	(3,484)	(87,483)
TRADING COMPANIES & DISTRIBUTORS—(2.0)%
MSC Industrial Direct Co. , Inc. , Cl. A	(2,128)	(183,944)
WW Grainger, Inc.	(5,466)	(1,537,859)
		(1,721,803)
TOTAL COMMON STOCKS
(Proceeds $21,611,208)		(23,396,134)
MASTER LIMITED PARTNERSHIP—0.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.0%
Och-Ziff Capital Management Group LLC. , Cl. A	(811)	(1,581)
(Proceeds $1,975)		(1,581)
REAL ESTATE INVESTMENT TRUST—(1.9)%	SHARES	VALUE
HOTEL & RESORT—(0.1)%
Host Hotels & Resorts, Inc.	(6,449)	(126,142)
RETAIL—(1.8)%
CBL & Associates Properties, Inc.	(29,169)	(121,926)
Pennsylvania Real Estate Investment Trust	(53,486)	(517,745)
Seritage Growth Properties	(11,174)	(397,459)
Washington Prime Group, Inc.	(79,699)	(515,653)
		(1,552,783)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $1,826,833)		(1,678,925)
Total (Proceeds $23,440,016)		$(25,076,640)
# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—95.3%	SHARES	VALUE
ARGENTINA—1.2%
CONSTRUCTION MATERIALS—0.6%
Loma Negra Compania Industrial Argentina SA#*	20,029	$415,402
DIVERSIFIED BANKS—0.6%
Grupo Supervielle SA#	16,422	458,831
TOTAL ARGENTINA
(Cost $848,548)		874,233
BRAZIL—6.1%
DIVERSIFIED BANKS—2.1%
Banco Bradesco SA	84,172	830,619
Banco do Brasil SA	67,100	702,949
		1,533,568
FINANCIAL EXCHANGES & DATA—0.7%
B3 SA - Brasil Bolsa Balcao	74,700	539,481
HOMEBUILDING—0.9%
MRV Engenharia e Participacoes SA*	154,600	661,966
PAPER PRODUCTS—0.5%
Fibria Celulose SA	18,700	367,306
RAILROADS—0.8%
Rumo SA*	132,687	562,458
TRUCKING—1.1%
Localiza Rent a Car SA	97,300	774,634
TOTAL BRAZIL
(Cost $3,984,974)		4,439,413
CHILE—1.1%
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Geopark Ltd. *	52,621	772,476
(Cost $383,541)
CHINA—29.7%
AUTOMOTIVE RETAIL—0.5%
China ZhengTong Auto Services Holdings Ltd.	472,500	382,081
BREWERS—0.7%
China Resources Beer Holdings Co. , Ltd.	124,000	534,059
CASINOS & GAMING—0.9%
Galaxy Entertainment Group Ltd. , Cl. L	78,000	682,705
COMMUNICATIONS EQUIPMENT—0.2%
ZTE Corp. , Cl. H*	78,400	159,824
CONSTRUCTION MATERIALS—1.7%
China National Building Material Co. , Ltd. , Cl. H	596,000	696,303
West China Cement Ltd. *	2,292,000	464,877
		1,161,180
DIVERSIFIED BANKS—4.6%
China Construction Bank Corp. , Cl. H	1,432,700	1,500,981
China Merchants Bank Co. , Ltd. , Cl. H	200,000	872,080
Industrial & Commercial Bank of China Ltd. , Cl. H	1,088,000	955,135
		3,328,196

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT. )	SHARES	VALUE
CHINA—29.7% (CONT. )
DIVERSIFIED METALS & MINING—0.6%
China Molybdenum Co. , Ltd. , Cl. H*	534,000	$401,284
EDUCATION SERVICES—0.9%
TAL Education Group#	17,350	631,887
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Hangzhou Hikvision Digital Technology Co. , Ltd. , Cl. A	83,100	504,534
GAS UTILITIES—0.5%
ENN Energy Holdings Ltd.	41,000	383,413
INTEGRATED OIL & GAS—2.0%
China Petroleum & Chemical Corp. , Cl. H	1,015,023	988,490
PetroChina Co. , Ltd. , Cl. H	572,000	421,489
		1,409,979
INTERNET & DIRECT MARKETING RETAIL—0.7%
JD. com, Inc. #*	14,334	523,334
INTERNET SOFTWARE & SERVICES—11.2%
Alibaba Group Holding Ltd. #*	21,374	3,816,114
Tencent Holdings Ltd.	88,007	4,326,682
		8,142,796
LIFE & HEALTH INSURANCE—1.8%
Ping An Insurance Group Co. , of China Ltd. , Cl. H	133,532	1,304,795
LIFE SCIENCES TOOLS & SERVICES—0.6%
Wuxi Biologics Cayman, Inc. *	43,500	394,586
PACKAGED FOODS & MEATS—1.0%
China Mengniu Dairy Co. , Ltd.	230,000	741,472
RESTAURANTS—0.5%
Yum China Holdings, Inc.	9,098	389,030
WATER UTILITIES—0.6%
Beijing Enterprises Water Group Ltd.	794,000	460,983
TOTAL CHINA
(Cost $16,610,650)		21,536,138
GREECE—0.5%
INDUSTRIAL CONGLOMERATES—0.5%
Mytilineos Holdings SA*	32,063	386,658
(Cost $384,252)
HONG KONG—1.1%
LIFE & HEALTH INSURANCE—1.1%
AIA Group Ltd.	86,919	776,812
(Cost $531,440)
HUNGARY—0.8%
AIRLINES—0.8%
Wizz Air Holdings PLC. *,(a)	13,345	585,945
(Cost $434,188)
INDIA—9.4%
ALUMINUM—0.6%
Hindalco Industries Ltd.	116,149	408,646

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT. )	SHARES	VALUE
INDIA—9.4% (CONT. )
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Titan Co. , Ltd.	56,480	$831,618
AUTOMOBILE MANUFACTURERS—0.8%
Maruti Suzuki India Ltd.	4,404	581,819
CONSTRUCTION MATERIALS—0.7%
Shree Cement Ltd.	2,086	530,790
CONSUMER FINANCE—0.9%
Shriram Transport Finance Co. , Ltd.	26,391	636,953
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Vakrangee Ltd.	172,149	258,042
DIVERSIFIED BANKS—2.6%
HDFC Bank Ltd.	36,445	1,099,010
Kotak Mahindra Bank Ltd.	44,445	809,251
		1,908,261
INTERNET & DIRECT MARKETING RETAIL—0.6%
MakeMyTrip Ltd. *	11,704	431,878
OIL & GAS REFINING & MARKETING—1.1%
Reliance Industries Ltd.	53,976	779,489
TOBACCO—0.6%
ITC Ltd.	105,528	447,230
TOTAL INDIA
(Cost $5,163,718)		6,814,726
INDONESIA—1.9%
DIVERSIFIED BANKS—1.0%
Bank Central Asia Tbk PT	480,200	759,332
SPECIALTY STORES—0.9%
Mitra Adiperkasa Tbk PT*	1,038,300	615,704
TOTAL INDONESIA
(Cost $1,223,356)		1,375,036
MALAYSIA—1.7%
CONSTRUCTION & ENGINEERING—0.7%
Gamuda Bhd	373,100	487,428
DIVERSIFIED BANKS—1.0%
CIMB Group Holdings Bhd	390,000	711,120
TOTAL MALAYSIA
(Cost $1,168,604)		1,198,548
MEXICO—2.5%
COMMODITY CHEMICALS—0.9%
Mexichem SAB de CV	210,400	657,746
CONSTRUCTION MATERIALS—0.7%
Cemex SAB de CV#*	86,302	535,935
PACKAGED FOODS & MEATS—0.9%
Gruma SAB de CV, Cl. B	50,305	615,272
TOTAL MEXICO
(Cost $1,994,865)		1,808,953

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT. )	SHARES	VALUE
PERU—0.8%
DIVERSIFIED BANKS—0.8%
Credicorp Ltd.	2,477	$575,878
(Cost $438,225)
PHILIPPINES—1.0%
DIVERSIFIED BANKS—1.0%
Metropolitan Bank & Trust Co.	448,021	734,919
(Cost $721,627)
POLAND—0.5%
FOOD RETAIL—0.5%
Dino Polska SA*	13,230	355,883
(Cost $362,036)
RUSSIA—2.7%
DIVERSIFIED BANKS—1.1%
Sberbank of Russia PJSC#	54,479	805,541
FOOD RETAIL—0.6%
X5 Retail Group NV*,(b)	15,270	434,540
INTERNET SOFTWARE & SERVICES—1.0%
Yandex NV, Cl. A*	21,608	720,843
TOTAL RUSSIA
(Cost $1,633,700)		1,960,924
SOUTH AFRICA—6.6%
APPAREL RETAIL—0.7%
Mr Price Group Ltd.	22,985	504,262
CABLE & SATELLITE—3.0%
Naspers Ltd. , Cl. N	8,800	2,143,353
DIVERSIFIED BANKS—1.4%
Barclays Africa Group Ltd.	23,867	349,505
Capitec Bank Holdings Ltd.	9,671	688,357
		1,037,862
FOOD DISTRIBUTORS—0.7%
Bid Corp. , Ltd.	22,461	516,219
PHARMACEUTICALS—0.8%
Aspen Pharmacare Holdings Ltd.	26,872	579,270
TOTAL SOUTH AFRICA
(Cost $3,956,057)		4,780,966
SOUTH KOREA—13.4%
BIOTECHNOLOGY—1.4%
Hugel, Inc. *	972	454,999
Seegene, Inc. *	17,736	574,024
		1,029,023
COMMODITY CHEMICALS—0.9%
LG Chem Ltd.	2,016	672,961
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.8%
Hyundai Heavy Industries Co. , Ltd. *	5,320	587,320

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT. )	SHARES	VALUE
SOUTH KOREA—13.4% (CONT. )
DIVERSIFIED BANKS—1.2%
Shinhan Financial Group Co. , Ltd.	20,214	$897,591
DIVERSIFIED METALS & MINING—0.7%
Korea Zinc Co. , Ltd.	1,192	481,111
ELECTRONIC COMPONENTS—0.5%
Samsung SDI Co. , Ltd.	2,324	394,644
INTERNET SOFTWARE & SERVICES—0.7%
Cafe24 Corp. *	4,112	519,476
LIFE & HEALTH INSURANCE—1.0%
Samsung Life Insurance Co. , Ltd.	6,448	701,976
LIFE SCIENCES TOOLS & SERVICES—0.6%
Samsung Biologics Co. , Ltd. *	965	437,091
PACKAGED FOODS & MEATS—0.9%
Orion Corp.	5,479	634,278
SEMICONDUCTOR EQUIPMENT—1.4%
Koh Young Technology, Inc.	7,042	666,866
Viatron Technologies, Inc.	25,223	324,436
		991,302
SEMICONDUCTORS—0.9%
SK Hynix, Inc.	8,270	648,601
SPECIALTY STORES—1.4%
Hotel Shilla Co. , Ltd.	9,694	1,039,850
STEEL—1.0%
POSCO	2,039	700,631
TOTAL SOUTH KOREA
(Cost $9,035,747)		9,735,855
TAIWAN—10.6%
DIVERSIFIED BANKS—0.9%
CTBC Financial Holding Co. , Ltd.	923,000	657,084
INDUSTRIAL MACHINERY—1.2%
Airtac International Group	50,144	868,529
INTERNET & DIRECT MARKETING RETAIL—0.6%
momo. com, Inc. *	51,000	422,217
LIFE & HEALTH INSURANCE—0.9%
Cathay Financial Holding Co. , Ltd.	363,000	649,980
RESTAURANTS—1.0%
Gourmet Master Co. , Ltd.	62,815	722,500
SEMICONDUCTOR EQUIPMENT—0.7%
Globalwafers Co. , Ltd.	33,000	531,431
SEMICONDUCTORS—4.8%
Land Mark Optoelectronics Corp.	37,000	344,480
Taiwan Semiconductor Manufacturing Co. , Ltd.	359,000	2,729,782
Win Semiconductors Corp.	55,000	411,676
		3,485,938

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT. )	SHARES	VALUE
TAIWAN—10.6% (CONT. )
TECHNOLOGY DISTRIBUTORS—0.5%
Kingpak Technology, Inc. *	53,000	$345,209
TOTAL TAIWAN
(Cost $7,762,532)		7,682,888
THAILAND—1.5%
COMMODITY CHEMICALS—1.0%
Indorama Ventures PCL	391,800	743,291
HOTELS RESORTS & CRUISE LINES—0.5%
Central Plaza Hotel PCL*	222,700	367,943
TOTAL THAILAND
(Cost $849,601)		1,111,234
TURKEY—0.6%
PACKAGED FOODS & MEATS—0.6%
Ulker Biskuvi Sanayi AS*	81,375	426,587
(Cost $420,774)
UNITED ARAB EMIRATES—1.6%
DIVERSIFIED BANKS—0.5%
Abu Dhabi Commercial Bank PJSC	200,236	382,446
HEALTH CARE FACILITIES—1.1%
NMC Health PLC.	16,496	805,987
TOTAL UNITED ARAB EMIRATES
(Cost $818,629)		1,188,433
TOTAL COMMON STOCKS
(Cost $58,727,064)		69,122,505
PREFERRED STOCKS—1.4%	SHARES	VALUE
BRAZIL—1.4%
INTEGRATED OIL & GAS—1.4%
Petroleo Brasileiro SA*	151,548	993,679
(Cost $690,851)
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
POLAND—0.1%
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.*,@,(c)	43,241	52,988
(Cost $43,241)
Total Investments
(Cost $59,461,156)	96.8%	$70,169,172
Unaffiliated Securities (Cost $59,461,156)		70,169,172
Other Assets in Excess of Liabilities	3.2%	2,331,743
NET ASSETS	100.0%	$72,500,915

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.8% of the net assets of the Fund.
(b) Global Depositary Receipts.
(c) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
* Non-income producing security.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
JS Kred SPV I, LLC.	06/26/15	$43,241	0.15%	$52,988	0.07%
Total				$52,988	0.07%

See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2018 (Unaudited)

		Alger
	Alger Spectra	Responsible
	Fund	Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$5,859,482,729	$59,054,253
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	8,736,036	—
Cash and cash equivalents	224,366,287	1,267,782
Collateral held for short sales	79,457,640	—
Receivable for investment securities sold	56,945,800	—
Receivable for shares of beneficial interest sold	5,651,863	32,380
Dividends and interest receivable	1,969,271	42,056
Receivable from Investment Manager	—	6,766
Prepaid expenses	534,526	87,978
Total Assets	6,237,144,152	60,491,215

LIABILITIES:
Securities sold short, at value ‡	164,131,818	—
Payable for investment securities purchased	52,253,756	—
Payable for shares of beneficial interest redeemed	7,211,052	77,261
Accrued investment advisory fees	4,015,961	37,517
Accrued transfer agent fees	1,446,315	27,112
Accrued distribution fees	1,119,758	14,348
Accrued administrative fees	144,036	1,453
Accrued shareholder administrative fees	64,334	735
Dividends payable	26,801	—
Accrued other expenses	563,244	49,315
Total Liabilities	230,977,075	207,741
NET ASSETS	$6,006,167,077	$60,283,474

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	4,027,421,690	33,322,360
Undistributed net investment income (accumulated loss)	(3,711,705)	(144,751)
Undistributed net realized gain	412,987,047	2,281,714
Net unrealized appreciation on investments	1,569,470,045	24,824,151
NET ASSETS	$6,006,167,077	$60,283,474
* Identified cost	$4,291,833,753(a)	$34,228,835	(b)
** Identified cost	$13,104,054(a)	$—
‡ Proceeds received on short sales	$170,422,149	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

		Alger
	Alger Spectra	Responsible
	Fund	Investing Fund
NET ASSETS BY CLASS:
Class A	$1,343,647,757	$30,513,231
Class C	$760,183,046	$5,906,354
Class I	$726,256,200	$11,294,428
Class Z	$3,176,080,074	$12,569,461

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	62,546,210	3,007,980
Class C	38,552,429	638,883
Class I	33,473,546	1,115,269
Class Z	144,332,276	1,229,816

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.48	$10.14
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$22.67	$10.71
Class C — Net Asset Value Per Share Class C	$19.72	$9.24
Class I — Net Asset Value Per Share Class I	$21.70	$10.13
Class Z — Net Asset Value Per Share Class Z	$22.01	$10.22

See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$4,178,916,420, amounted to $1,525,170,527 which consisted of aggregate gross unrealized appreciation of $1,631,367,286 and aggregate gross unrealized depreciation of $106,196,759.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $34,297,612, amounted to $24,756,641 which consisted of aggregate gross unrealized appreciation of $25,606,942 and aggregate gross unrealized depreciation of $850,301.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$80,858,832	$70,169,172
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	124,254	—
Cash and cash equivalents	9,237,332	1,568,705
Collateral held for short sales	15,662,502	—
Foreign cash †	—	625,031
Receivable for investment securities sold	6,618,610	65,664
Receivable for shares of beneficial interest sold	67,239	244,275
Dividends and interest receivable	16,040	26,654
Receivable for escrow, at value (Identified cost below)***	147,206	—
Prepaid expenses	67,760	122,782
Total Assets	112,799,775	72,822,283

LIABILITIES:
Securities sold short, at value ‡	25,076,640	—
Payable for investment securities purchased	1,517,631	134,641
Payable for shares of beneficial interest redeemed	3,172	52,684
Accrued investment advisory fees	91,002	22,324
Due to investment advisor	—	5,479
Accrued transfer agent fees	17,351	16,383
Accrued distribution fees	11,282	11,034
Accrued administrative fees	2,085	1,772
Accrued shareholder administrative fees	952	722
Dividends payable	9,283	—
Accrued other expenses	60,001	76,329
Total Liabilities	26,789,399	321,368
NET ASSETS	$86,010,376	$72,500,915

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	74,542,661	64,793,803
Undistributed net investment income (accumulated loss)	(858,017)	(2,332,256)
Undistributed net realized gain (accumulated realized loss)	1,520,379	(659,751)
Net unrealized appreciation on investments	10,805,353	10,699,119
NET ASSETS	$86,010,376	$72,500,915
* Identified cost	$68,476,677(a)	$59,461,156 (b)
** Identified cost	$186,381(a)	$—
*** Identified cost escrow receivable	$23,147	$—
† Cost of foreign cash	$—	$616,333
‡ Proceeds received on short sales	$23,440,016	$—

See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
NET ASSETS BY CLASS:
Class A	$27,175,928	$8,766,144
Class C	$5,808,360	$4,572,961
Class I	$—	$22,140,579
Class Y	$—	$5,272,126
Class Y-2	$—	$144,941
Class Z	$53,026,088	$31,604,164

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	2,031,263	794,310
Class C	463,378	432,743
Class I	—	2,018,276
Class Y	—	476,276
Class Y-2	—	13,124
Class Z	3,874,249	2,845,205

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$13.38	$11.04
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$14.12	$11.65
Class C — Net Asset Value Per Share Class C	$12.53	$10.57
Class I — Net Asset Value Per Share Class I	$—	$10.97
Class Y — Net Asset Value Per Share Class Y	$—	$11.07
Class Y-2 — Net Asset Value Per Share Class Y-2	$—	$11.04
Class Z — Net Asset Value Per Share Class Z	$13.69	$11.11

See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $45,835,055, amounted to $10,071,391 which consisted of aggregate gross unrealized appreciation of $15,463,957 and aggregate gross unrealized depreciation of $5,392,566.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $61,658,611, amounted to $8,510,561 which consisted of aggregate gross unrealized appreciation of $13,545,982 and aggregate gross unrealized depreciation of $5,035,421.

THE ALGER FUNDS II
Statement of Operations for the six months ended April 30, 2018 (Unaudited)

		Alger
	Alger Spectra	Responsible
	Fund	Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$30,657,254	$368,289
Interest from unaffiliated securities	324,490	3,753
Total Income	30,981,744	372,042

EXPENSES:
Advisory fees — Note 3(a)	22,870,264	219,207
Distribution fees — Note 3(c)
Class A	1,782,744	39,743
Class C	3,849,149	30,094
Class I	962,782	15,618
Shareholder administrative fees — Note 3(f)	370,483	4,316
Administration fees — Note 3(b)	822,558	8,490
Dividends on securities sold short	818,374	—
Custodian fees	134,666	24,481
Interest expenses	22,143	65
Borrowing fees on short sales	1,785,873	—
Transfer agent fees and expenses — Note 3(f)	1,456,165	27,381
Printing fees	396,825	8,492
Professional fees	117,753	13,325
Registration fees	97,389	31,977
Trustee fees — Note 3(g)	111,088	1,153
Fund accounting fees	403,923	6,534
Miscellaneous	165,090	7,154
Total Expenses	36,167,269	438,030
Less, expense reimbursements/waivers — Note 3(a)	—	(23,264)
Net Expenses	36,167,269	414,766
NET INVESTMENT LOSS	(5,185,525)	(42,724)

THE ALGER FUNDS II
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

		Alger
	Alger Spectra	Responsible
	Fund	Investing Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	479,210,286	2,430,622
Net realized (loss) on affiliated investments	(4,378,824)	(78,422)
Net realized gain (loss) on foreign currency transactions	(30,043)	2
Net realized (loss) on short sales	(15,888,849)	—
Net change in unrealized (depreciation) on unaffiliated
investments	(93,720,251)	(292,986)
Net change in unrealized appreciation on affiliated
investments	4,029,383	78,422
Net change in unrealized (depreciation) on foreign currency	(13,364)	—
Net change in unrealized appreciation on short sales	12,872,849	—
Net realized and unrealized gain on investments and foreign
currency	382,081,187	2,137,638
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$376,895,662	$2,094,914
* Foreign withholding taxes	$—	$57
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$179,340	$273,767
Interest from unaffiliated securities	92,816	5,321
Total Income	272,156	279,088

EXPENSES:
Advisory fees — Note 3(a)	505,809	282,865
Distribution fees — Note 3(c)
Class A	35,235	10,406
Class C	30,455	21,006
Class I	—	28,368
Shareholder administrative fees — Note 3(f)	5,329	3,950
Administration fees — Note 3(b)	11,591	9,744
Dividends on securities sold short	228,035	—
Custodian fees	30,354	73,045
Interest expenses	398	299
Borrowing fees on short sales	115,594	—
Transfer agent fees and expenses — Note 3(f)	16,544	19,586
Printing fees	7,556	9,667
Professional fees	27,674	15,271
Registration fees	25,712	45,833
Trustee fees — Note 3(g)	1,579	1,354
Fund accounting fees	7,306	9,108
Miscellaneous	7,436	16,466
Total Expenses	1,056,607	546,968
Less, expense reimbursements/waivers — Note 3(a)	—	(76,054)
Net Expenses	1,056,607	470,914
NET INVESTMENT LOSS	(784,451)	(191,826)

THE ALGER FUNDS II
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, ESCROW RECEIVABLE AND
FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and purchased
options	5,356,706	2,516,307
Net realized gain on foreign currency transactions	2,443	11,422
Net realized (loss) on options written	(24,764)	—
Net realized (loss) on short sales	(3,274,923)	—
Net change in unrealized appreciation (depreciation) on
unaffiliated investments, purchased options and escrow
receivable	521,388	(1,570,704)
Net change in unrealized (depreciation) on affiliated
investments	(4,970)	—
Net change in unrealized (depreciation) on foreign currency	(1,522)	(10,180)
Net change in unrealized (depreciation) on short sales	(643,128)	—
Net realized and unrealized gain on investments, purchased
options, escrow receivable and foreign currency	1,931,230	946,845
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$1,146,779	$755,019
* Foreign withholding taxes	$2,039	$44,071
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment loss	$(5,185,525)	$(5,791,121)
Net realized gain on investments and foreign currency	458,912,570	391,367,272
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(76,831,383)	993,813,082
Net increase in net assets resulting from operations	376,895,662	1,379,389,233

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(83,234,679)	(32,000,028)
Class C	(47,913,069)	(16,722,585)
Class I	(45,052,258)	(16,533,672)
Class Z	(165,844,677)	(37,254,788)
Total dividends and distributions to shareholders	(342,044,683)	(102,511,073)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(329,623,180)	(354,511,000)
Class C	(2,957,045)	(222,859,098)
Class I	(69,469,779)	(620,092,953)
Class Z	508,290,862	609,300,379
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	106,240,858	(588,162,672)
Total increase	141,091,837	688,715,488

Net Assets:
Beginning of period	5,865,075,240	5,176,359,752
END OF PERIOD	$6,006,167,077	$5,865,075,240
Undistributed net investment income (accumulated loss)	$(3,711,705)	$1,473,820

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment loss	$(42,724)	$(31,751)
Net realized gain on investments and foreign currency	2,352,202	8,381,985
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(214,564)	6,244,557
Net increase in net assets resulting from operations	2,094,914	14,594,791

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(4,311,706)	(1,219,015)
Class C	(879,831)	(226,591)
Class I	(1,772,826)	(1,101,010)
Class Z	(1,504,625)	(33,577)
Total dividends and distributions to shareholders	(8,468,988)	(2,580,193)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(142,725)	(4,403,275)
Class C	397,493	(603,084)
Class I	(507,086)	(18,147,746)
Class Z	4,698,783	7,888,248
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	4,446,465	(15,265,857)
Total decrease	(1,927,609)	(3,251,259)

Net Assets:
Beginning of period	62,211,083	65,462,342
END OF PERIOD	$60,283,474	$62,211,083
Undistributed net investment income (accumulated loss)	$(144,751)	$(102,027)

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(784,451)	$(1,205,902)
Net realized gain on investments, purchased options and foreign
currency	2,059,462	9,509,798
Net change in unrealized appreciation (depreciation) on
investments, purchased options, escrow receivable and
foreign currency	(128,232)	7,564,063
Net increase in net assets resulting from operations	1,146,779	15,867,959

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,740,187)	(81,035)
Class C	(430,863)	(21,772)
Class Z	(2,999,574)	(145,260)
Total dividends and distributions to shareholders	(5,170,624)	(248,067)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(291,874)	(6,271,218)
Class C	(296,508)	(1,844,644)
Class Z	6,656,571	(5,635,965)
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	6,068,189	(13,751,827)
Total increase	2,044,344	1,868,065

Net Assets:
Beginning of period	83,966,032	82,097,967
END OF PERIOD	$86,010,376	$83,966,032
Undistributed net investment income (accumulated loss)	$(858,017)	$(73,566)

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment income (loss)	$(191,826)	$69,463
Net realized gain on investments and foreign currency	2,527,729	2,327,411
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(1,580,884)	8,172,025
Net increase in net assets resulting from operations	755,019	10,568,899

Dividends and distributions to shareholders from:
Net investment income:
Class A	(280,683)	—
Class C	(117,567)	—
Class I	(829,119)	—
Class Y	(191,397)	—
Class Y-2	(5,738)	—
Class Z	(1,053,169)	—
Total dividends and distributions to shareholders	(2,477,673)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,857,544	(91,175)
Class C	1,089,399	99,796
Class I	(257,956)	5,210,363
Class Y	191,397	5,002,619
Class Y-2	5,738	—
Class Z	4,472,606	5,492,511
Net increase from shares of beneficial interest transactions —
Note 6	7,358,728	15,714,114
Total increase	5,636,074	26,283,013

Net Assets:
Beginning of period	66,864,841	40,581,828
END OF PERIOD	$72,500,915	$66,864,841
Undistributed net investment income (accumulated loss)	$(2,332,256)	$337,243

See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund					Class A
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$21.41		$16.91		$18.45		$19.13		$17.37		$13.82
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)		(0.02)		(0.01)		(0.04)		(0.06)		0.05
Net realized and unrealized gain (loss)
on investments	1.35		4.86		(0.03)		1.74		2.82		3.91
Total from investment operations	1.33		4.84		(0.04)		1.70		2.76		3.96
Dividends from net investment income	–		–		–		–		–		(0.09)
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$21.48		$21.41		$16.91		$18.45		$19.13		$17.37
Total return(iii)	6.47%		29.19%		(0.36)%		9.66%		16.56%		29.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,343,648		$1,662,441		$1,635,495		$2,243,901		$1,846,479		$1,866,317
Ratio of gross expenses to average
net assets	1.28	%(iv)	1.28	%(v)	1.31	%(vi)	1.34	%(vii)	1.52	%(viii)	1.52	%(ix)
Ratio of net expenses to average net
assets	1.28%		1.28%		1.31%		1.34%		1.52%		1.52%
Ratio of net investment income (loss) to
average net assets	(0.22)%		(0.13)%		(0.05)%		(0.24)%		(0.35)%		0.35%
Portfolio turnover rate	36.47%		80.08%		108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.04% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund					Class C
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$19.82		$15.80		$17.46		$18.35		$16.81		$13.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.10)		(0.15)		(0.13)		(0.18)		(0.19)		(0.07)
Net realized and unrealized gain (loss)
on investments	1.26		4.51		(0.03)		1.67		2.73		3.79
Total from investment operations	1.16		4.36		(0.16)		1.49		2.54		3.72
Dividends from net investment income	–		–		–		–		–		(0.02)
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$19.72		$19.82		$15.80		$17.46		$18.35		$16.81
Total return(iii)	6.12%		28.18%		(1.12)%		8.84%		15.69%		28.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$760,183		$765,136		$815,694		$899,108		$650,438		$458,750
Ratio of gross expenses to average
net assets	2.02	%(iv)	2.04	%(v)	2.07	%(vi)	2.11	%(vii)	2.27	%(viii)	2.28	%(ix)
Ratio of net expenses to average net
assets	2.02%		2.04%		2.07%		2.11%		2.27%		2.28%
Ratio of net investment loss to average
net assets	(0.99)%		(0.89)%		(0.82)%		(1.01)%		(1.12)%		(0.46)%
Portfolio turnover rate	36.47%		80.08%		108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.04% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund					Class I
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$21.61		$17.06		$18.60		$19.27		$17.48		$13.92
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)		(0.02)		(0.01)		(0.05)		(0.06)		0.06
Net realized and unrealized gain (loss)
on investments	1.37		4.91		(0.03)		1.76		2.85		3.91
Total from investment operations	1.35		4.89		(0.04)		1.71		2.79		3.97
Dividends from net investment income	–		–		–		–		–		(0.09)
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$21.70		$21.61		$17.06		$18.60		$19.27		$17.48
Total return(iii)	6.50%		29.23%		(0.35)%		9.65%		16.63%		29.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$726,256		$791,060		$1,222,783		$1,251,395		$1,030,304		$736,036
Ratio of gross expenses to average
net assets	1.26	%(iv)	1.27	%(v)	1.29	%(vi)	1.35	%(vii)	1.50	%(viii)	1.50	%(ix)
Ratio of net expenses to average net
assets	1.26%		1.27%		1.29%		1.35%		1.50%		1.50%
Ratio of net investment income (loss) to
average net assets	(0.21)%		(0.09)%		(0.05)%		(0.25)%		(0.35)%		0.36%
Portfolio turnover rate	36.47%		80.08%		108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.04% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund					Class Z
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$21.87		$17.21		$18.70		$19.30		$17.46		$13.90
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.01		0.03		0.04		0.01		(0.02)		0.10
Net realized and unrealized gain (loss)
on investments	1.39		4.97		(0.03)		1.77		2.86		3.91
Total from investment operations	1.40		5.00		0.01		1.78		2.84		4.01
Dividends from net investment income	–		–		–		–		–		(0.13)
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$22.01		$21.87		$17.21		$18.70		$19.30		$17.46
Total return(iii)	6.66%		29.62%		(0.06)%		9.98%		17.01%		29.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,176,080		$2,646,438		$1,502,388		$1,193,803		$928,600		$367,709
Ratio of gross expenses to average
net assets	0.96	%(iv)	0.96	%(v)	0.99	%(vi)	1.04	%(vii)	1.23	%(viii)	1.20	%(ix)
Ratio of net expenses to average net
assets	0.96%		0.96%		0.99%		1.04%		1.23%		1.20%
Ratio of net investment income (loss) to
average net assets	0.07%		0.17%		0.26%		0.06%		(0.11)%		0.65%
Portfolio turnover rate	36.47%		80.08%		108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.04% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.32	$9.14	$9.36	$9.14	$8.78	$6.68
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	–	0.01	(0.01)	–	0.01
Net realized and unrealized gain (loss)
on investments	0.37	2.55	(0.10)	0.49	0.69	2.10
Total from investment operations	0.36	2.55	(0.09)	0.48	0.69	2.11
Dividends from net investment income	–	–	–	–	–	(0.01)
Distributions from net realized gains	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)	–
Net asset value, end of period	$10.14	$11.32	$9.14	$9.36	$9.14	$8.78
Total return(iii)	3.36%	28.84%	(1.03)%	5.30%	7.99%	31.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$30,513	$33,828	$31,321	$34,213	$31,662	$30,586
Ratio of gross expenses to average
net assets	1.41%	1.42%	1.31%	1.29%	1.33%	1.41%
Ratio of expense reimbursements to
average net assets	(0.06)%	(0.07)%	–	–	–	(0.06)%
Ratio of net expenses to average net
assets	1.35%	1.35%	1.31%	1.29%	1.33%	1.35%
Ratio of net investment income (loss) to
average net assets	(0.14)%	(0.02)%	0.14%	(0.07)%	(0.05)%	0.18%
Portfolio turnover rate	11.44%	30.70%	19.84%	16.85%	24.22%	43.35%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.49	$8.56	$8.84	$8.71	$8.45	$6.47
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.08)	(0.05)	(0.07)	(0.07)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.33	2.38	(0.10)	0.46	0.66	2.03
Total from investment operations	0.29	2.30	(0.15)	0.39	0.59	1.98
Distributions from net realized gains	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)	–
Net asset value, end of period	$9.24	$10.49	$8.56	$8.84	$8.71	$8.45
Total return(iii)	2.91%	27.83%	(1.77)%	4.51%	7.09%	30.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,906	$6,205	$5,581	$5,949	$5,261	$4,096
Ratio of gross expenses to average
net assets	2.14%	2.19%	2.09%	2.07%	2.09%	2.16%
Ratio of net expenses to average net
assets	2.14%	2.19%	2.09%	2.07%	2.09%	2.16%
Ratio of net investment loss to average
net assets	(0.93)%	(0.86)%	(0.63)%	(0.85)%	(0.81)%	(0.69)%
Portfolio turnover rate	11.44%	30.70%	19.84%	16.85%	24.22%	43.35%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.31	$9.13	$9.35	$9.12	$8.77	$6.67
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.01	0.01	(0.01)	–	0.01
Net realized and unrealized gain (loss)
on investments	0.37	2.54	(0.10)	0.50	0.68	2.10
Total from investment operations	0.36	2.55	(0.09)	0.49	0.68	2.11
Dividends from net investment income	–	–	–	–	–(iii)	(0.01)
Distributions from net realized gains	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)	–
Net asset value, end of period	$10.13	$11.31	$9.13	$9.35	$9.12	$8.77
Total return(iv)	3.36%	28.88%	(1.03)%	5.42%	7.91%	31.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$11,294	$13,128	$28,461	$42,860	$41,888	$35,108
Ratio of gross expenses to average
net assets	1.36%	1.37%	1.28%	1.27%	1.30%	1.35%
Ratio of expense reimbursements to
average net assets	(0.01)%	(0.02)%	–	–	–	–
Ratio of net expenses to average net
assets	1.35%	1.35%	1.28%	1.27%	1.30%	1.35%
Ratio of net investment income (loss) to
average net assets	(0.14)%	0.08%	0.16%	(0.05)%	(0.03)%	0.14%
Portfolio turnover rate	11.44%	30.70%	19.84%	16.85%	24.22%	43.35%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund		Class Z
			From 10/14/2016
	Six months		(commencement
	ended	Year ended	of operations) to
	4/30/2018 (i)	10/31/2017	10/31/2016 (ii)
Net asset value, beginning of period	$11.37	$9.14	$9.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.01	0.03	0.01
Net realized and unrealized gain (loss)
on investments	0.38	2.57	(0.07)
Total from investment operations	0.39	2.60	(0.06)
Distributions from net realized gains	(1.54)	(0.37)	–
Net asset value, end of period	$10.22	$11.37	$9.14
Total return(iv)	3.63%	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$12,569	$9,050	$99
Ratio of gross expenses to average
net assets	1.14%	1.31%	33.46%
Ratio of expense reimbursements to
average net assets	(0.24)%	(0.41)%	(32.56)%
Ratio of net expenses to average net
assets	0.90%	0.90%	0.90%
Ratio of net investment income to
average net assets	0.28%	0.32%	2.38%
Portfolio turnover rate	11.44%	30.70%	19.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund					Class A
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$14.10		$11.63		$12.48		$12.86		$12.90		$11.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.13)		(0.21)		(0.17)		(0.19)		(0.20)		(0.16)
Net realized and unrealized gain (loss)
on investments	0.30		2.72		(0.34)		0.55		0.96		1.94
Total from investment operations	0.17		2.51		(0.51)		0.36		0.76		1.78
Distributions from net realized gains	(0.89)		(0.04)		(0.34)		(0.74)		(0.80)		–
Net asset value, end of period	$13.38		$14.10		$11.63		$12.48		$12.86		$12.90
Total return(iii)	1.34%		21.63%		(4.22)%		2.86%		6.15%		16.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$27,176		$28,833		$30,031		$67,533		$48,464		$36,712
Ratio of gross expenses to average
net assets	2.60	%(iv)	2.51	%(v)	2.38	%(vi)	2.20	%(vii)	2.46	%(viii)	2.61	%(ix)
Ratio of expense reimbursements to
average net assets	–		–		–		–		–		(0.03)%
Ratio of net expenses to average net
assets	2.60%		2.51%		2.38%		2.20%		2.46%		2.58%
Ratio of net investment loss to average
net assets	(1.96)%		(1.62)%		(1.43)%		(1.51)%		(1.57)%		(1.37)%
Portfolio turnover rate	80.96%		216.81%		146.73%		178.19%		205.45%		201.50%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.40% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund					Class C
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$13.32		$11.07		$11.98		$12.47		$12.62		$10.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.17)		(0.29)		(0.25)		(0.28)		(0.29)		(0.25)
Net realized and unrealized gain (loss)
on investments	0.27		2.58		(0.32)		0.53		0.94		1.92
Total from investment operations	0.10		2.29		(0.57)		0.25		0.65		1.67
Distributions from net realized gains	(0.89)		(0.04)		(0.34)		(0.74)		(0.80)		–
Net asset value, end of period	$12.53		$13.32		$11.07		$11.98		$12.47		$12.62
Total return(iii)	0.87%		20.73%		(5.00)%		2.11%		5.38%		15.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,808		$6,472		$7,120		$10,136		$5,808		$1,407
Ratio of gross expenses to average
net assets	3.41	%(iv)	3.29	%(v)	3.14	%(vi)	2.98	%(vii)	3.23	%(viii)	3.36	%(ix)
Ratio of expense reimbursements to
average net assets	–		–		–		–		–		(0.03)%
Ratio of net expenses to average net
assets	3.41%		3.29%		3.14%		2.98%		3.23%		3.33%
Ratio of net investment loss to average
net assets	(2.76)%		(2.42)%		(2.19)%		(2.28)%		(2.36)%		(2.13)%
Portfolio turnover rate	80.96%		216.81%		146.73%		178.19%		205.45%		201.50%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.40% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund					Class Z
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
	4/30/2018	(i)	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$14.39		$11.83		$12.64		$12.99		$12.98		$11.16
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.12)		(0.18)		(0.14)		(0.16)		(0.16)		(0.13)
Net realized and unrealized gain (loss)
on investments	0.31		2.78		(0.33)		0.55		0.97		1.95
Total from investment operations	0.19		2.60		(0.47)		0.39		0.81		1.82
Distributions from net realized gains	(0.89)		(0.04)		(0.34)		(0.74)		(0.80)		–
Net asset value, end of period	$13.69		$14.39		$11.83		$12.64		$12.99		$12.98
Total return(iii)	1.46%		22.02%		(3.92)%		3.16%		6.52%		16.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$53,026		$48,660		$44,947		$46,966		$29,828		$20,504
Ratio of gross expenses to average
net assets	2.34	%(iv)	2.21	%(v)	2.07	%(vi)	1.93	%(vii)	2.18	%(viii)	2.34	%(ix)
Ratio of net expenses to average net
assets	2.34%		2.21%		2.07%		1.93%		2.18%		2.34%
Ratio of net investment loss to average
net assets	(1.70)%		(1.34)%		(1.13)%		(1.23)%		(1.29)%		(1.08)%
Portfolio turnover rate	80.96%		216.81%		146.73%		178.19%		205.45%		201.50%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 4/30/18.
(v) Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(vii) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(viii) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(ix) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.29	$9.09	$8.55	$9.44	$9.57	$8.52
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.04)	–	(0.01)	(0.03)	(0.01)	0.02
Net realized and unrealized gain (loss)
on investments	0.19	2.20	0.56	(0.86)	(0.12)	1.19
Total from investment operations	0.15	2.20	0.55	(0.89)	(0.13)	1.21
Dividends from net investment income	(0.40)	–	(0.01)	–	–	(0.16)
Net asset value, end of period	$11.04	$11.29	$9.09	$8.55	$9.44	$9.57
Total return(iii)	1.39%	24.20%	6.41%	(9.43)%	(1.36)%	14.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,766	$7,141	$5,931	$8,270	$6,931	$5,260
Ratio of gross expenses to average
net assets	1.67%	2.05%	2.43%	2.71%	2.99%	3.49%
Ratio of expense reimbursements to
average net assets	(0.12)%	(0.50)%	(0.83)%	(1.01)%	(1.29)%	(1.79)%
Ratio of net expenses to average net
assets	1.55%	1.55%	1.60%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.76)%	0.05%	(0.10)%	(0.31)%	(0.13)%	0.19%
Portfolio turnover rate	42.70%	71.95%	65.84%	84.93%	98.25%	103.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.80	$8.76	$8.30	$9.23	$9.42	$8.37
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.06)	(0.06)	(0.09)	(0.08)	(0.06)
Net realized and unrealized gain (loss)
on investments	0.19	2.10	0.52	(0.84)	(0.11)	1.17
Total from investment operations	0.11	2.04	0.46	(0.93)	(0.19)	1.11
Dividends from net investment income	(0.34)	–	–	–	–	(0.06)
Net asset value, end of period	$10.57	$10.80	$8.76	$8.30	$9.23	$9.42
Total return(iii)	1.01%	23.29%	5.54%	(10.08)%	(2.02)%	13.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,573	$3,602	$2,849	$2,581	$2,151	$484
Ratio of gross expenses to average
net assets	2.45%	2.82%	3.21%	3.51%	3.79%	4.75%
Ratio of expense reimbursements to
average net assets	(0.15)%	(0.52)%	(0.86)%	(1.06)%	(1.34)%	(2.30)%
Ratio of net expenses to average net
assets	2.30%	2.30%	2.35%	2.45%	2.45%	2.45%
Ratio of net investment loss to average
net assets	(1.52)%	(0.68)%	(0.80)%	(1.01)%	(0.84)%	(0.73)%
Portfolio turnover rate	42.70%	71.95%	65.84%	84.93%	98.25%	103.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.22	$9.04	$8.50	$9.38	$9.51	$8.48
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.04)	–	(0.01)	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss)
on investments	0.19	2.18	0.55	(0.85)	(0.11)	1.19
Total from investment operations	0.15	2.18	0.54	(0.88)	(0.13)	1.20
Dividends from net investment income	(0.40)	–	–(iii)	–	–	(0.17)
Net asset value, end of period	$10.97	$11.22	$9.04	$8.50	$9.38	$9.51
Total return(iv)	1.40%	24.12%	6.39%	(9.38)%	(1.37)%	14.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$22,141	$22,848	$14,006	$11,814	$11,451	$10,218
Ratio of gross expenses to average
net assets	1.63%	1.96%	2.32%	2.64%	2.92%	3.45%
Ratio of expense reimbursements to
average net assets	(0.14)%	(0.41)%	(0.72)%	(0.94)%	(1.22)%	(1.75)%
Ratio of net expenses to average net
assets	1.49%	1.55%	1.60%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.69)%	0.03%	(0.06)%	(0.35)%	(0.16)%	0.06%
Portfolio turnover rate	42.70%	71.95%	65.84%	84.93%	98.25%	103.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund		Class Y
			From 5/9/2016
	Six months		(commencement
	ended	Year ended	of operations) to
	4/30/2018(i)	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$11.31	$9.06	$7.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.07	0.03
Net realized and unrealized gain on
investments	0.19	2.18	1.09
Total from investment operations	0.18	2.25	1.12
Dividends from net investment income	(0.42)	–	–
Net asset value, end of period	$11.07	$11.31	$9.06
Total return(iv)	1.61%	24.83%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,272	$5,187	$114
Ratio of gross expenses to average
net assets	1.33%	2.30%	4.86%
Ratio of expense reimbursements to
average net assets	(0.35)%	(1.25)%	(3.81)%
Ratio of net expenses to average net
assets	0.98%	1.05%	1.05%
Ratio of net investment income (loss) to
average net assets	(0.20)%	0.64%	0.73%
Portfolio turnover rate	42.70%	71.95%	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

		Class Y-2
Alger Emerging Markets Fund			From 5/9/2016
	Six months		(commencement
ended		Year ended	of operations) to
	4/30/2018(i)	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$11.32	$9.06	$7.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.06	0.03
Net realized and unrealized gain on
investments	0.19	2.20	1.09
Total from investment operations	0.18	2.26	1.12
Dividends from net investment income	(0.46)	–	–
Net asset value, end of period	$11.04	$11.32	$9.06
Total return(iv)	1.60%	24.94%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$145	$143	$114
Ratio of gross expenses to average
net assets	1.40%	2.16%	4.86%
Ratio of expense reimbursements to
average net assets	(0.47)%	(1.17)%	(3.87)%
Ratio of net expenses to average net
assets	0.93%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.15)%	0.61%	0.79%
Portfolio turnover rate	42.70%	71.95%	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

			Class Z
Alger Emerging Markets Fund					From 2/28/2014
	Six months				(commencement
	ended	Year ended	Year ended	Year ended	of operations) to
	4/30/2018(i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014(ii)
Net asset value, beginning of period	$11.36	$9.12	$8.56	$9.41	$9.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.02)	0.04	0.02	0.01	0.02
Net realized and unrealized gain (loss)
on investments	0.20	2.20	0.56	(0.86)	0.15
Total from investment operations	0.18	2.24	0.58	(0.85)	0.17
Dividends from net investment income	(0.43)	–	(0.02)	–	–
Net asset value, end of period	$11.11	$11.36	$9.12	$8.56	$9.41
Total return(iv)	1.60%	24.56%	6.78%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$31,604	$27,944	$17,568	$4,294	$3,667
Ratio of gross expenses to average
net assets	1.35%	1.71%	2.07%	2.55%	3.35%
Ratio of expense reimbursements to
average net assets	(0.28)%	(0.46)%	(0.82)%	(1.30)%	(2.10)%
Ratio of net expenses to average net
assets	1.07%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.29)%	0.38%	0.29%	0.20%	0.29%
Portfolio turnover rate	42.70%	71.95%	65.84%	84.93%	98.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board
Accounting Standards Codification 946-Financial Services – Investment Companies. The
Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four funds—Alger Spectra Fund, Alger Responsible Investing Fund,
Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the
“Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares, Class Y shares, Class Y-2 shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares, Class Y shares, Class Y-2 shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New
York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes,

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous days price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the
Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian (“Brown Brothers Harriman &
Company”) in an amount equal to at least 102 percent of the current market value of U.S.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds.
Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2018.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund,
Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the tax years 2014-2017. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2018, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra
Fund(a)	0.900%	0.750%	0.650%	0.550%	0.450%	0.760%
Alger Responsible
Investing Fund(b)	0.710	0.650	—	—	—	0.710
Alger Dynamic
Opportunities
Fund(b)	1.200	1.000	—	—	—	1.200
Alger Emerging
Markets
Fund(c),(d)	0.750	—	—	—	—	0.800

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.
(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(c) Tier 1 rate is paid on all assets.
(d) Prior to January 1, 2018, Alger Emerging Markets Fund Advisory Fee rate was 0.900%.

Alger Management has established expense caps for several share classes, effective through
February 28, 2019, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

								FEES WAIVED
								/ REIMBURSED
								FOR THE SIX
					CLASS			MONTHS ENDED
	A	C	I		Y	Y-2	Z	APRIL 30, 2018
Alger Responsible Investing Fund	1.35%	–	1.35%		–	–	0.90%	$23,264
Alger Dynamic Opportunities Fund	1.95	2.70	–		–	–	1.60	—
Alger Emerging Markets Fund**	1.55	2.30	1.45	*	0.95%	0.90%	*0.99*	50,054

* Prior to January 1, 2018, the expense cap for the Alger Emerging Markets Fund Class I was 1.55%, Class Y was
1.05%, Class Y-2 was 0.99% and Class Z was 1.25%.
** Effective August 30, 2018 to February 28, 2019, the expense cap for the Alger Emerging Markets Fund will be
1.60% and 2.35% for the Class A shares and Class C shares, respectively.

Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2018, the Investment Manager recouped
$5,479 from the Alger Emerging Markets Fund. As of April 30, 2018, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger
Responsible Investing Fund and Alger Emerging Markets Fund are $45,044 and $52,048,
respectively, which will expire February 28, 2019.

In addition to the fee cap, Alger Management voluntarily reduced its advisory fee for the
Alger Emerging Markets Fund by $26,000 for the six months ended April 30, 2018.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (“Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate
Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger
Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2018, the initial sales

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

			CONTINGENT
	INITIAL SALES		DEFERRED SALES
		CHARGES	CHARGES
Alger Spectra Fund	$		$26,277
Alger Responsible Investing Fund		17	21
Alger Emerging Markets Fund		25	50

(e) Brokerage Commissions: During the six months ended April 30, 2018, Alger Spectra Fund,
Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging
Markets Fund paid Alger Inc., an affiliate of Alger Management, $358,936, $4,380, $11,286 and $184, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class
C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares, Class Y-2 shares and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the six months ended
April 30, 2018, Alger Management charged back to Alger Spectra Fund, Alger Responsible
Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund
$776,343, $13,558, $4,386 and $7,285, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: From November 1, 2017 through February 28, 2018 each Independent
Trustee received a fee of $27,250 for each board meeting attended, to a maximum of
$109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios and Alger
Global Growth Fund, each of which is a registered investment company managed by Fred
Alger Management, Inc. The Independent Trustee appointed as Chairman of the Board of
Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2018, each Independent Trustee receives a fee of $28,000 for each board meeting attended, to a maximum of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,750 for each Audit
Committee meeting attended to a maximum of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended
April 30, 2018.
(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2018.
During the six months ended April 30, 2018, Alger Spectra Fund and Alger Emerging
Markets Fund incurred interfund loan interest expense of $1,368 and $298, respectively, and
Alger Spectra Fund, Alger Responsible Investing Fund and Alger Dynamic Opportunities
Fund earned interfund loan interest income of $19,277, $30 and $1,854, respectively.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of
Alger Management and Alger Inc. At April 30, 2018, Alger Management and its affiliated entities owned the following shares:

			SHARE CLASS
	A	C	I	Y	Y-2	Z
Alger Spectra Fund	1,777,022	17,175	16,862	–	–	107,889
Alger Responsible Investing Fund	–	–	–	–	–	216,376
Alger Dynamic Opportunities Fund	–	116	–	–	–	2,045,356
Alger Emerging Markets Fund	107	104	1,045,503	475,975	13,124	130,798

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2018:

	PURCHASES	SALES
Alger Spectra Fund	$2,228,300,231	$2,791,806,629
Alger Responsible Investing Fund	6,967,659	9,445,827
Alger Dynamic Opportunities Fund	62,798,721	62,556,342
Alger Emerging Markets Fund	34,102,712	29,586,695

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2018, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$188,276	2.25%
Alger Responsible Investing Fund	3,504	3.75
Alger Dynamic Opportunities Fund	58,017	3.96
Alger Emerging Markets Fund	27,768	2.17

The highest amount borrowed from its custodian and other funds during the six months ended April 30, 2018, for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$14,804,000
Alger Responsible Investing Fund	102,027
Alger Dynamic Opportunities Fund	3,500,359
Alger Emerging Markets Fund	1,898,000

NOTE 6 — Share Capital:
The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes.
The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	4,689,049	$100,709,726	12,856,375	$239,905,766
Shares converted from Class C	—	—	29	490
Dividends reinvested	3,558,411	73,338,846	1,644,904	27,798,404
Shares redeemed	(23,347,244)	(503,671,752)	(33,591,471)	(622,215,660)
Net decrease	(15,099,784)	$ (329,623,180)	(19,090,163)	$(354,511,000)
Class C:
Shares sold	2,043,537	$40,302,867	3,798,666	$66,027,658
Shares converted to Class C	—	—	(31)	(490)
Dividends reinvested	2,125,953	40,328,172	828,254	13,044,997
Shares redeemed	(4,216,416)	(83,588,084)	(17,667,448)	(301,931,263)
Net decrease	(46,926)	$(2,957,045)	(13,040,559)	$(222,859,098)
Class I:
Shares sold	4,113,600	$89,617,237	11,282,380	$212,245,481
Dividends reinvested	2,087,291	43,457,405	913,763	15,579,664
Shares redeemed	(9,336,352)	(202,544,421)	(47,271,011)	(847,918,098)
Net decrease	(3,135,461)	$(69,469,779)	(35,074,868)	$(620,092,953)
Class Z:
Shares sold	33,299,843	$734,012,250	67,253,233	$1,241,772,627
Dividends reinvested	6,557,963	138,307,144	1,735,218	29,863,103
Shares redeemed	(16,548,614)	(364,028,532)	(35,283,706)	(662,335,351)
Net increase	23,309,192	$508,290,862	33,704,745	$609,300,379

Alger Responsible Investing Fund
Class A:
Shares sold	298,882	$3,096,189	459,031	$4,642,249
Dividends reinvested	382,402	3,831,666	118,267	1,079,778
Shares redeemed	(660,667)	(7,070,580)	(1,015,688)	(10,125,302)
Net increase (decrease)	20,617	$(142,725)	(438,390)	$(4,403,275)
Class C:
Shares sold	27,392	$258,507	70,974	$643,679
Dividends reinvested	83,578	765,573	22,899	195,096
Shares redeemed	(63,622)	(626,587)	(153,991)	(1,441,859)
Net increase (decrease)	47,348	$397,493	(60,118)	$(603,084)
Class I:
Shares sold	57,209	$620,203	339,054	$3,372,102
Dividends reinvested	173,672	1,738,454	119,765	1,091,057
Shares redeemed	(276,770)	(2,865,743)	(2,414,099)	(22,610,905)
Net decrease	(45,889)	$(507,086)	(1,955,280)	$(18,147,746)
Class Z:
Shares sold	408,072	$4,493,929	906,629	$9,106,205
Dividends reinvested	143,176	1,443,217	3,678	33,576
Shares redeemed	(117,091)	(1,238,363)	(125,518)	(1,251,533)
Net increase	434,157	$4,698,783	784,789	$7,888,248

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	260,047	$3,474,199	536,821	$7,080,010
Dividends reinvested	129,388	1,685,930	6,496	78,411
Shares redeemed	(402,797)	(5,452,003)	(1,081,350)	(13,429,639)
Net decrease	(13,362)	$(291,874)	(538,033)	$(6,271,218)
Class C:
Shares sold	27,695	$350,591	79,633	$979,614
Dividends reinvested	32,465	397,699	1,879	21,569
Shares redeemed	(82,723)	(1,044,798)	(238,666)	(2,845,827)
Net decrease	(22,563)	$(296,508)	(157,154)	$(1,844,644)
Class Z:
Shares sold	564,004	$7,776,661	765,427	$9,949,678
Dividends reinvested	224,252	2,987,036	11,829	145,260
Shares redeemed	(296,109)	(4,107,126)	(1,195,602)	(15,730,903)
Net increase (decrease)	492,147	$6,656,571	(418,346)	$(5,635,965)

Alger Emerging Markets Fund
Class A:
Shares sold	258,755	$2,987,677	314,886	$3,232,709
Dividends reinvested	23,057	251,780	—	—
Shares redeemed	(120,064)	(1,381,913)	(334,666)	(3,323,884)
Net increase (decrease)	161,748	$1,857,544	(19,780)	$(91,175)
Class C:
Shares sold	111,561	$1,227,285	121,933	$1,149,019
Dividends reinvested	11,022	115,617	—	—
Shares redeemed	(23,411)	(253,503)	(113,432)	(1,049,223)
Net increase	99,172	$1,089,399	8,501	$99,796
Class I:
Shares sold	283,477	$3,232,717	794,297	$8,084,928
Dividends reinvested	65,609	712,510	—	—
Shares redeemed	(367,090)	(4,203,183)	(307,686)	(2,874,565)
Net increase (decrease)	(18,004)	$(257,956)	486,611	$5,210,363
Class Y:
Shares sold	—	$—	446,369	$5,004,910
Dividends reinvested	17,512	191,397	—	—
Shares redeemed	—	—	(203)	(2,291)
Net increase	17,512	$191,397	446,166	$5,002,619

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class Y-2:
Dividends reinvested	526	$5,738	—	$—
Net increase	526	$5,738	—	$—
Class Z:
Shares sold	568,582	$6,614,878	953,879	$9,358,303
Dividends reinvested	96,004	1,053,169	—	—
Shares redeemed	(279,608)	(3,195,441)	(420,078)	(3,865,792)
Net increase	384,978	$4,472,606	533,801	$5,492,511

NOTE 7 — Income Tax Information:
At October 31, 2017, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $3,130,215. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2018, in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,005,426,351	$994,942,431	$10,483,920	—
Consumer Staples	49,696,454	49,696,454	—	—
Energy	64,661,486	64,661,486	—	—
Financials	367,728,350	367,728,350	—	—
Health Care	842,686,428	842,686,428	—	—
Industrials	488,047,822	488,047,822	—	—
Information Technology	2,643,506,465	2,638,422,008	3,081,778	$2,002,679
Materials	187,732,081	187,732,081	—	—
Telecommunication Services	31,213,499	31,213,499	—	—
TOTAL COMMON STOCKS	$5,680,698,936	$5,665,130,559	$13,565,698	$2,002,679

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$30,633,010	$30,633,010	—	—
PREFERRED STOCKS
Health Care	13,323,200	—	—	$13,323,200
Information Technology	9,231,625	—	—	9,231,625
TOTAL PREFERRED STOCKS	$22,554,825	—	—	$22,554,825
REAL ESTATE INVESTMENT TRUST
Real Estate	131,004,897	131,004,897	—	—
SPECIAL PURPOSE VEHICLE
Financials	3,327,097	—	—	3,327,097
TOTAL INVESTMENTS IN
SECURITIES	$5,868,218,765	$5,826,768,466	$13,565,698	$27,884,601
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$20,987,153	$20,987,153	—	—
Financials	11,276,040	11,276,040	—	—
Health Care	6,221,040	—	$6,221,040	—
Industrials	18,549,962	18,549,962	—	—
Information Technology	96,816,698	96,816,698	—	—
Materials	10,280,925	10,280,925	—	—
TOTAL COMMON STOCKS	$164,131,818	$157,910,778	$6,221,040	—

Alger Responsible Investing Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$11,121,465	$11,121,465	—	—
Consumer Staples	1,756,056	1,756,056	—	—
Energy	452,400	452,400	—	—
Financials	3,239,598	3,239,598	—	—
Health Care	8,103,891	8,103,891	—	—
Industrials	7,576,208	7,576,208	—	—
Information Technology	24,939,843	24,939,843	—	—
Materials	493,037	493,037	—	—
TOTAL COMMON STOCKS	$57,682,498	$57,682,498	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,371,755	1,371,755	—	—
TOTAL INVESTMENTS IN
SECURITIES	$59,054,253	$59,054,253	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,620,080	$9,391,741	$228,339	—
Consumer Staples	410,194	—	410,194	—
Energy	1,460,381	1,460,381	—	—
Financials	5,637,993	5,637,993	—	—
Health Care	16,393,472	16,393,472	—	—
Industrials	12,222,452	12,222,452	—	—
Information Technology	30,765,428	29,555,153	1,172,290	$37,985
Materials	409,688	409,688	—	—
Real Estate	2,053,324	2,053,324	—	—
TOTAL COMMON STOCKS	$78,973,012	$77,124,204	$1,810,823	$37,985

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
PREFERRED STOCKS
Health Care	$124,254	—	—		$124,254
Information Technology	154,911	—	—		154,911
TOTAL PREFERRED STOCKS	$279,165	—	—		$279,165
PURCHASED OPTIONS
Consumer Discretionary	343,710	$87,410	$256,300		—
Health Care	127,270	127,270	—		—
Information Technology	234,560	234,560	—		—
Market Indices	12,610	12,610	—		—
TOTAL PURCHASED OPTIONS	$718,150	$461,850	$256,300		—
REAL ESTATE INVESTMENT TRUST
Real Estate	406,405	406,405	—		—
RIGHTS
Health Care	411,256	—	—		411,256	*
SPECIAL PURPOSE VEHICLE
Financials	195,098	—	—		195,098
TOTAL INVESTMENTS IN
SECURITIES	$80,983,086	$77,992,459	$2,067,123		$923,504
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	4,030,471	3,818,376	212,095		—
Consumer Staples	738,990	738,990	—		—
Financials	4,471,221	4,471,221	—		—
Health Care	3,285,500	3,285,500	—		—
Industrials	3,390,748	3,390,748	—		—
Information Technology	5,047,641	5,047,641	—		—
Market Indices	1,452,884	1,452,884	—		—
Materials	237,637	237,637	—		—
Miscellaneous	574,206	574,206	—		—
Utilities	166,836	166,836	—		—
TOTAL COMMON STOCKS	$23,396,134	$23,184,039	$212,095		—
MASTER LIMITED PARTNERSHIP
Financials	1,581	1,581	—		—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,678,925	1,678,925	—		—
TOTAL SECURITIES SOLD
SHORT	$25,076,640	$24,864,545	$212,095		—
Escrow receivable	$147,206	—	$147,206	**	—

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$10,932,148	$3,253,799	$7,678,349		—
Consumer Staples	4,705,540	615,272	4,090,268		—
Energy	2,961,944	772,476	2,189,468		—
Financials	18,400,626	3,107,758	15,292,868		—
Health Care	3,245,958	—	3,245,958		—
Industrials	4,252,972	1,337,092	2,915,880		—
Information Technology	16,702,639	5,216,257	11,486,382		—
Materials	7,076,282	1,976,389	5,099,893		—
Utilities	844,396	—	844,396		—
TOTAL COMMON STOCKS	$69,122,505	$16,279,043	$52,843,462		—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Energy	$993,679	$993,679	—	—
SPECIAL PURPOSE VEHICLE
Financials	52,988	—	—	$52,988
TOTAL INVESTMENTS IN
SECURITIES	$70,169,172	$17,272,722	$52,843,462	$52,988

*Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of April 30, 2018.

**Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd. following its acquisition of
Tolero Pharmaceuticals, Inc.

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2017	$2,002,679	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(51,705)
Included in net change in unrealized appreciation (depreciation) on investments	51,705
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	2,002,679
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Spectra Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(836)
Included in net change in unrealized appreciation (depreciation) on investments	836
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2017	$28,143,318 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(3,488,835)
Included in net change in unrealized appreciation (depreciation) on investments	(2,099,658)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	22,554,825
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(5,588,493)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2017	$3,277,682
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	49,415
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	3,327,097
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$49,415

Alger Spectra Fund	Warrants
Opening balance at November 1, 2017	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(837,448)
Included in net change in unrealized appreciation (depreciation) on investments	837,448
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Common Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,049)
Included in net change in unrealized appreciation (depreciation) on investments	1,049
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Responsible Investing Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(11)
Included in net change in unrealized appreciation (depreciation) on investments	11
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Responsible Investing Fund	Preferred Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(66,854)
Included in net change in unrealized appreciation (depreciation) on investments	66,854
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(10,508)
Included in net change in unrealized appreciation (depreciation) on investments	10,508
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2017	$37,985
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	37,985
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2017	$304,317
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(3,871)
Included in net change in unrealized appreciation (depreciation) on investments	(1,976)
Purchases and sales
Purchases	—
Sales	(19,305)
Closing balance at April 30, 2018	279,165
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(4,970)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2017	$360,139 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	51,117
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	411,256 *
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$51,117

Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2017	$192,201
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	2,897
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	195,098
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$2,897

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2017	$52,201
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	787
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	52,988
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$787

* Includes securities that are fair valued at $0.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
April 30, 2018		Methodology	Input	Input/Range	Average Inputs
Alger Spectra Fund
Common Stocks	$2,002,679	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	8,736,036	Income	Discount Rate	41%-45%	N/A
		Approach
Preferred Stocks	13,818,789	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%	N/A
			Market Quotation	N/A*	N/A
Special Purpose Vehicle	3,327,097	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$37,985	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	154,911	Market	Market Quotation	N. A*	N/A
		Approach
Preferred Stocks	124,254	Income	Discount Rate	41%-45%	N/A
		Approach

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2018	Methodology	Input	Input/Range	Average Inputs
Alger Dynamic Opportunities Fund
Rights	$411,256	Income	Discount Rate	5.70%-27.40%	N/A
		Approach	Probability of	0%	N/A
			Success
Special Purpose Vehicle	195,098	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Alger Emerging Markets Fund
Special Purpose Vehicle	$52,988	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at April 30, 2018.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

As of April 30, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2018, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$224,366,287	—	$224,366,287	—
Collateral held for short sales	79,457,640	$79,457,640	—	—
Alger Responsible Investing Fund	1,267,782	—	1,267,782	—
Alger Dynamic Opportunities Fund	9,237,332	—	9,237,332	—
Collateral held for short sales	15,662,502	15,662,502	—	—
Alger Emerging Markets Fund	2,193,736	625,031	1,568,705	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2018, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

	ASSET DERIVATIVES 2018		LIABILITY DERIVATIVES 2018
Alger Dynamic Opportunities Fund
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
	Investments in
Purchased Put Options	Securities, at value	$718,150	-	$–
Total		$718,150		$–

For the six months ended April 30, 2018, Alger Dynamic Opportunities Fund had option purchases of $639,808 and option sales of $3,173,913. The average number of contracts for purchased options for the six months ended April 30, 2018, is $710,389. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2018, is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$78,034
Written Options	(24,764)
Total	$53,270

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS, OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$135,897
Total	$135,897

NOTE 10 — Principal Risks:
Alger Spectra Fund – Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The market price of a security may increase after the Fund borrows the security and sells it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio.
Many technology companies have limited operating histories and prices of these companies’
securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Responsible Investing Fund – Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund’s environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote positive environmental, social and/or governance policies may not perform as well as companies that do not pursue such goals. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Dynamic Opportunities Fund – Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. The Fund’s large cash position may underperform relative to both equity and fixed-
income securities. Stocks tend to be more volatile than other investments such as bonds.
Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.
Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Issuers of convertible securities may not be as strong financially as other companies, and may be more vulnerable to changes in the economy. The price of the option selected as a hedge may not correlate precisely with movements of the Fund’s portfolio securities. The Fund may lose money and be forced to liquidate portfolio securities to meet settlement obligations. The market price of a security may increase after the Fund borrows the security and sells it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. The
Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Emerging Markets Fund – Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2018. Purchase and sale transactions and dividend income earned during the period were as follows:

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Spectra Fund
Common Stocks
Choicestream, Inc. *	178,292	–	(178,292	)*	–	–	$(51,705)	$51,705	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	1,537,428	–	(1,537,428	)*	–	–	(1,229,452)	1,229,452	–
Choicestream, Inc. ,
Series B*	3,765,639	–	(3,765,639	)*	–	–	(2,259,383)	2,259,383	–
Prosetta Biosciences,
Inc. , Series D	2,912,012	–	–		2,912,012	–	–	(349,441)	$8,736,036
Warrants
Choicestream, Inc.,
6/22/26*	838,287	–	(838,287	)*	–	–	(837,448)	837,448	–
Corporate Bonds
Choicestream, Inc.,
11.00%, 8/5/18*	838,287	–	(838,287	)*	–	–	(836)	836	–
Total						–	$(4,378,824)	$4,029,383	$8,736,036

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Responsible Investing Fund
Common Stocks
Choicestream, Inc. *	3,619	–	(3,619	)*	–	–	$(1,049)	$1,049	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	31,215	–	(31,215	)*	–	–	(24,962)	24,962	–
Choicestream, Inc. ,
Series B*	69,819	–	(69,819	)*	–	–	(41,892)	41,892	–
Warrants
Choicestream, Inc. ,
6/22/26*	10,518	–	(10,518	)*	–	–	(10,508)	10,508	–
Corporate Bonds
Choicestream, Inc. ,
11.00%, 8/5/18*	10,518	–	(10,518	)*	–	–	(11)	11	–
Total						–	$(78,422)	$78,422	–

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	41,418	–	–	41,418	–	–	$(4,970)	$124,254
Total					–	–	$(4,970)	$124,254

* The company was dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April
30, 2018, through the issuance date of the Financial Statements. Effective August 30, 2018,
Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase. No other events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2017 and ending April 30, 2018.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2017	April 30, 2018	April 30, 2018(a)	April 30, 2018(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,008.70	$6.38	1.28%
	Hypothetical(c)	1,000.00	1,018.45	6.41	1.28
Class C	Actual	1,000.00	1,051.20	10.27	2.02
	Hypothetical(c)	1,000.00	1,014.78	10.09	2.02
Class I	Actual	1,000.00	1,065.00	6.45	1.26
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.26
Class Z	Actual	1,000.00	1,066.60	4.92	0.96
	Hypothetical(c)	1,000.00	1,020.03	4.81	0.96

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$979.10	$6.62	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,020.30	10.72	2.14
	Hypothetical(c)	1,000.00	1,014.18	10.69	2.14
Class I	Actual	1,000.00	1,033.60	6.81	1.35
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class Z	Actual	1,000.00	1,036.30	4.54	0.90
	Hypothetical(c)	1,000.00	1,020.33	4.51	0.90

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$960.30	$12.64	2.60%
	Hypothetical(c)	1,000.00	1,011.90	12.97	2.60
Class C	Actual	1,000.00	999.20	16.90	3.41
	Hypothetical(c)	1,000.00	1,007.88	16.98	3.41
Class Z	Actual	1,000.00	1,014.60	11.69	2.34
	Hypothetical(c)	1,000.00	1,013.19	11.68	2.34

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$960.30	$7.53	1.55%
	Hypothetical(c)	1,000.00	1,017.06	7.75	1.55
Class C	Actual	1,000.00	1,000.30	11.41	2.30
	Hypothetical(c)	1,000.00	1,013.39	11.48	2.30
Class I	Actual	1,000.00	1,014.00	7.44	1.49
	Hypothetical(c)	1,000.00	1,017.41	7.45	1.49
Class Y	Actual	1,000.00	1,016.10	4.90	0.98
	Hypothetical(c)	1,000.00	1,019.89	4.91	0.98
Class Y-2	Actual	1,000.00	1,016.00	4.65	0.93
	Hypothetical(c)	1,000.00	1,020.18	4.66	0.93
Class Z	Actual	1,000.00	1,016.00	5.35	1.07
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.07

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary
or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Funds.
Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-
3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIISAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 26, 2018